Exhibit 4.2

Execution Version

ABBVIE INC.

SUPPLEMENTAL INDENTURE NO. 13

$500,000,000 Senior Floating Rate Notes due 2028
$1,000,000,000 4.500% Senior Notes due 2028
$1,250,000,000 4.650% Senior Notes due 2030

$1,500,000,000 4.875% Senior Notes due 2031

$1,250,000,000 5.050% Senior Notes due 2033
$1,500,000,000 5.300% Senior Notes due 2036

$1,000,000,000 5.450% Senior Notes due 2038

$1,500,000,000 6.000% Senior Notes due 2056

$500,000,000 6.100% Senior Notes due 2066

SUPPLEMENTAL INDENTURE NO. 13, dated as of August 18, 2026 (this “Supplemental Indenture”), by and between ABBVIE INC., a Delaware corporation (the “Company”) and U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association, as successor-in-interest to U.S. Bank National Association, as trustee (the “Trustee”).

RECITALS OF THE COMPANY:

WHEREAS, the Company has heretofore executed and delivered to the Trustee an Indenture, dated as of November 8, 2012 (as heretofore supplemented or amended, the “Indenture”), providing for the issuance from time to time of one or more series of Securities (as defined in the Indenture);

WHEREAS, Article IX of the Indenture provides for various matters with respect to any series of Securities issued under the Indenture to be established in an indenture supplemental to the Indenture;

WHEREAS, Section 9.1(7) of the Indenture provides that the Company and the Trustee may enter into an indenture supplemental to the Indenture to establish the form or terms of Securities of any series as permitted by Sections 2.1 and 3.1 of the Indenture; and

WHEREAS, all the conditions and requirements necessary to make this Supplemental Indenture, when duly executed and delivered, a valid and binding agreement in accordance with its terms and for the purposes herein expressed have been performed and fulfilled.

NOW THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

For and in consideration of the premises and the issuance of the series of Securities provided for herein, the Company and the Trustee mutually covenant and agree for the equal and proportionate benefit of the respective Holders of the Securities of each such series as follows:

Article 1
RELATION TO INDENTURE; DEFINITIONS; RULES OF CONSTRUCTION

Section 1.1            Relation to Indenture.  This Supplemental Indenture constitutes an integral part of the Indenture and capitalized terms defined in the Indenture that are used but not defined herein shall have the meanings assigned to such terms in the Indenture.

Section 1.2            Definitions.  For all purposes of this Supplemental Indenture, the following terms shall have the respective meanings set forth in this Section.

“2028 Notes” has the meaning assigned to such term in Section 2.1.

“2030 Notes” has the meaning assigned to such term in Section 2.1.

“2031 Notes” has the meaning assigned to such term in Section 2.1.

“2033 Notes” has the meaning assigned to such term in Section 2.1.

“2036 Notes” has the meaning assigned to such term in Section 2.1.

“2038 Notes” has the meaning assigned to such term in Section 2.1.

“2056 Notes” has the meaning assigned to such term in Section 2.1.

“2066 Notes” has the meaning assigned to such term in Section 2.1.

“Definitive Note” means a certificated Note that does not include the Global Notes Legend.

“Depository” means The Depository Trust Company, its nominees and their respective successors.

“Floating Rate Notes” has the meaning assigned to such term in Section 2.1.

“Global Notes Legend” means the legend set forth in Exhibits A1 through A9 to this Supplemental Indenture.

“Notes” means the Floating Rate Notes, the 2028 Notes, the 2030 Notes, the 2031 Notes, the 2033 Notes, the 2036 Notes, the 2038 Notes, the 2056 Notes and the 2066 Notes.

“Notes Custodian” means the custodian with respect to a Global Note (as appointed by the Depository) or any successor person thereto, who will initially be the Trustee.

“Participants” means members of, or participants in, the Depository.

Section 1.3            Amendment to Section 4.1 of the Indenture.  Solely as it relates to the Notes, Section 4.1 of the Indenture shall be amended by replacing subsection (1)(B) with the following:

(B)	all of the Securities of such series not theretofore delivered to the Trustee for cancellation

(i)            have become due and payable,

(ii)           will become due and payable at their Stated Maturity within one year, or

(iii)          if redeemable at the Company’s option, are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of clause (i), (ii) or (iii) above, has irrevocably deposited or caused to be deposited with the Trustee funds in an amount sufficient to pay and discharge the entire indebtedness on the Securities of such series not theretofore delivered to the Trustee for cancellation, for principal of, premium, if any, and interest on the Securities of such series to the date of such deposit (in the case of Securities which have become due and payable), or to their Stated Maturity or the Redemption Date, as the case may be, together with irrevocable instructions from the Company directing the Trustee to apply such funds to the payment thereof at Stated Maturity or the Redemption Date, as the case may be; provided that in connection with (x) any discharge relating to any redemption that requires the payment of a premium or (y) any discharge if, on the date of deposit or, if earlier, notice of redemption, as applicable, interest payable to, but excluding, such Stated Maturity or Redemption Date cannot be calculated, the amount deposited shall be sufficient for purposes of the Indenture to the extent that an amount is deposited with the Trustee equal to the premium, or interest, respectively, calculated as of the date of deposit or, if earlier, notice of redemption, with the amount of any deficit as of such Stated Maturity or Redemption Date only required to be deposited with the Trustee on or prior to such Stated Maturity or Redemption Date; provided, further, that the amount of any such deficit shall be set forth in an Officers’ Certificate, delivered to the Trustee simultaneously with the deposit of the amount of such deficit, confirming that such amount shall be applied to the interest, premium or other amounts payable at such Stated Maturity or on such Redemption Date, as applicable;

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Section 1.4            Amendment to Section 5.1 of the Indenture. Solely as it relates to the Notes, Section 5.1 of the Indenture shall be amended by:

(a)            replacing subsection (4) with the following:

“default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of Securities other than that series), and continuance of such default or breach for a period of 90 days after the giving of written notice to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder (provided that such notice may not be given with respect to any action taken, and reported publicly or to Holders of the Securities more than two years prior to such notice);” and

(b)            adding the following paragraph at the end of Section 5.1:

“Any time period in this Indenture to cure any actual or alleged default or Event of Default may be extended or stayed by a court of competent jurisdiction.”

Section 1.5            Amendment to Section 11.2 of the Indenture.  Solely as it relates to the Notes, Section 11.2 of the Indenture shall be amended by replacing “45 days” with “15 days” therein.

Section 1.6            Amendment to Section 11.3 of the Indenture. Solely as it relates to the Notes, Section 11.3 of the Indenture shall be amended by (a) replacing “45 days” with “15 days” therein, in each instance thereof, and (b) replacing “by random lot” with “pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair.”

Section 1.7            Amendment to Section 11.4 of the Indenture. Solely as it relates to the Notes, Section 11.4 of the Indenture shall be amended by:

(a)            replacing the first sentence therein with the following:

“Notice of redemption shall be given electronically or by first-class mail, postage prepaid to each Holder of Securities to be redeemed, at his or her address appearing in the Security Register, or otherwise in accordance with the applicable procedures of The Depository Trust Company, sent or mailed not less than 10 nor more than 60 days prior to the Redemption Date.”

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(b)            adding the following sentence to the end of Section 11.4 of the Indenture:

“Any redemption or notice of redemption may, at the Company’s discretion, be subject to one or more conditions precedent, and, at the Company’s discretion, the redemption date may be delayed until such time as any or all such conditions shall be satisfied.”

Section 1.8            Amendment to Section 13.4 of the Indenture. Solely as it relates to the Notes, Section 13.4 of the Indenture shall be amended by replacing subsections (5) and (6) with the following:

(5)	In the case of an election under Section 13.2, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of this Indenture there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the beneficial owners of the Outstanding Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax in the same manner as would have been the case if such defeasance had not occurred.

(6)	In the case of an election under Section 13.3, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the beneficial owners of the Outstanding Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax in the same manner as would have been the case if such covenant defeasance had not occurred.

Section 1.9            Rules of Construction.  For all purposes of this Supplemental Indenture:

(a)            capitalized terms used herein without definition shall have the meanings specified in the Indenture;

(b)            all references herein to Articles and Sections, unless otherwise specified, refer to the corresponding Articles and Sections of this Supplemental Indenture;

(c)            the terms “herein,” “hereof,” “hereunder” and other words of similar import refer to this Supplemental Indenture; and

(d)           in the event of a conflict with the definition of terms in the Indenture, the definitions in this Supplemental Indenture shall control.

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Article 2
THE SECURITIES

Section 2.1            Title of the Notes.  There shall be (i) a series of Securities designated the Senior Floating Rate Notes due 2028 (the “Floating Rate Notes”), (ii) a series of Securities designated the 4.500% Senior Notes due 2028 (the “2028 Notes”), (iii) a series of Securities designated the 4.650% Senior Notes due 2030 (the “2030 Notes”), (iv) a series of Securities designated the 4.875% Senior Notes due 2031 (the “2031 Notes”), (v) a series of Securities designated the 5.050% Senior Notes due 2033 (the “2033 Notes”), (vi) a series of Securities designated the 5.300% Senior Notes due 2036 (the “2036 Notes”), (vii) a series of Securities designated the 5.450% Senior Notes due 2038 (the “2038 Notes”), (viii) a series of Securities designated the 6.000% Senior Notes due 2056 (the “2056 Notes”) and (ix) a series of Securities designated the 6.100% Senior Notes due 2066 (the “2066 Notes”).

Section 2.2            Initial Principal Amount.  The Floating Rate Notes will be initially issued in an aggregate principal amount of $500,000,000, the 2028 Notes will be initially issued in an aggregate principal amount of $1,000,000,000, the 2030 Notes will be initially issued in an aggregate principal amount of $1,250,000,000, the 2031 Notes will be initially issued in an aggregate principal amount of $1,500,000,000, the 2033 Notes will be initially issued in an aggregate principal amount of $1,250,000,000, the 2036 Notes will be initially issued in an aggregate principal amount of $1,500,000,000, the 2038 Notes will be initially issued in an aggregate principal amount of $1,000,000,000, the 2056 Notes will be initially issued in an aggregate principal amount of $1,500,000,000 and the 2066 Notes will be initially issued in an aggregate principal amount of $500,000,000.

Section 2.3            [Reserved].

Section 2.4            Form and Dating.

(a)            General.  The Notes and the Trustee’s certificate of authentication shall be substantially in the forms set forth in the corresponding Exhibits A1-A9 hereto. The Notes may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Note shall be dated the date of its authentication. The Notes shall be in denominations of $2,000 and integral multiples of $1,000 in excess thereof. The Notes of each series and any additional Notes of such series subsequently issued under the Indenture will be treated as a single series or class for all purposes under the Indenture, including, without limitation, waivers, amendments and redemptions; provided that, if any such additional Notes are not fungible with the existing Notes for Federal income tax purposes, such additional Notes will have a separate CUSIP number.

The terms and provisions contained in the Notes shall constitute, and are hereby expressly made, a part of this Supplemental Indenture, and the Company and the Trustee, by their execution and delivery of this Supplemental Indenture, expressly agree to such terms and provisions and to be bound thereby. However, to the extent any provision of any Note conflicts with the express provisions of this Supplemental Indenture, the provisions of this Supplemental Indenture shall govern and be controlling.

The Company hereby designates The Depository Trust Company as the initial Depository for the Global Notes.

(b)            Global Notes.  The Notes will be issued initially in the form of one or more global notes (the “Global Notes”) in definitive, fully registered, book-entry form. The Global Notes will be delivered to the Notes Custodian and registered in the name of the Depository or the nominee of such Depository. The aggregate principal amount of the Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depository or its nominee as hereinafter provided.

(c)            Book-Entry Provisions.  This Section 2.4(c) shall apply only to a Global Note deposited with or on behalf of the Depository. The Company shall execute and the Trustee shall, in accordance with this Section 2.4(c) and pursuant to an order of the Company, authenticate and deliver initially one or more Global Notes that (A) shall be registered in the name of the Depository for such Global Note or Global Notes or the nominee of such Depository and (B) shall be delivered by the Trustee to such Depository or pursuant to such Depository’s instructions or held by the Trustee as Notes Custodian.

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(d)            Payments.  Payments in respect of the principal of, premium, if any, and interest on a Global Note registered in the name of the Depository or its nominee will be payable to the Depository in its capacity as the registered holder under the Indenture. Under the terms of the Indenture, the Company, the Trustee and any agent of the Company or the Trustee will treat the persons in whose names the Notes, including the Global Notes, are registered as the owners of the Notes for the purpose of receiving payments and for all other purposes, whether or not the Notes be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and its Participants, the operation of customary practices of such Depository governing the exercise of the rights of a holder of a beneficial interest in any Global Note.

(e)            Definitive Notes.  Except as provided in Section 2.6, owners of a beneficial interest in the Global Notes will not have Notes registered in their names, will not receive physical delivery of Definitive Notes and will not be considered the registered owners or “holders” thereof under the Indenture for any purpose.

Section 2.5            Transfer and Exchange.

(a)            Transfer and Exchange of Definitive Notes.  When Definitive Notes are presented to the Security Registrar with a request:

(i)            to register the transfer of such Definitive Notes; or

(ii)            to exchange such Definitive Notes for an equal principal amount of Definitive Notes of other authorized denominations, the Security Registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Definitive Notes surrendered for transfer or exchange:

(A)          shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or his or her attorney duly authorized in writing; and

(B)           are accompanied by the following additional information and documents, as applicable:

(x)            if such Definitive Notes are being delivered to the Security Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect (in the form set forth on the reverse side of the Note); or

(y)            if such Definitive Notes are being transferred to the Company, a certification to that effect (in the form satisfactory to the Trustee).

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(b)            Restrictions on Transfer of a Definitive Note for a Beneficial Interest in a Global Note.  A Definitive Note may not be exchanged for a beneficial interest in a Global Note except upon satisfaction of the requirement set forth below. Upon receipt by the Trustee of a Definitive Note, duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Security Registrar, together with written instructions directing the Trustee to make, or to direct the Notes Custodian to make, an adjustment on its books and records with respect to such Global Note to reflect an increase in the aggregate principal amount of the Notes represented by the Global Note, such instructions to contain information regarding the Depository account to be credited with such increase, then the Trustee shall cancel such Definitive Note and cause, or direct the Notes Custodian to cause, in accordance with the standing instructions and procedures existing between the Depository and the Notes Custodian, the aggregate principal amount of Notes represented by the Global Note to be increased by the aggregate principal amount of the Definitive Note to be exchanged and shall credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Global Note equal to the principal amount of the Definitive Note so canceled. If no Global Notes are then outstanding and the Global Note has not been previously exchanged for certificated securities pursuant to Section 2.6, the Company shall issue and the Trustee shall authenticate, upon receipt of a Company Order, a new Global Note in the appropriate principal amount.

(c)            Transfer and Exchange of Global Notes.

(i)            The transfer and exchange of Global Notes or beneficial interests therein shall be effected through the Depository, in accordance with this Supplemental Indenture (including applicable restrictions on transfer set forth herein, if any) and the procedures of the Depository therefor. A transferor of a beneficial interest in a Global Note shall deliver a written order given in accordance with the Depository’s procedures containing information regarding the Participant account of the Depository to be credited with a beneficial interest in such Global Note or another Global Note, and such account shall be credited in accordance with such order with a beneficial interest in the applicable Global Note, and the account of the Person making the transfer shall be debited by an amount equal to the beneficial interest in the Global Note being transferred.

(ii)            If the proposed transfer is a transfer of a beneficial interest in one Global Note to a beneficial interest in another Global Note, the Security Registrar shall reflect on its books and records the date and an increase in the principal amount of the Global Note to which such interest is being transferred in an amount equal to the principal amount of the interest to be so transferred, and the Security Registrar shall reflect on its books and records the date and a corresponding decrease in the principal amount of the Global Note from which such interest is being transferred.

(iii)            Notwithstanding any other provisions of this Supplemental Indenture (other than the provisions set forth in Section 2.6), a Global Note may not be transferred as a whole except by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository.

(d)            [Reserved].

(e)            [Reserved].

(f)            Cancellation or Adjustment of Global Note. At such time as all beneficial interests in a Global Note have either been exchanged for Definitive Notes, transferred, redeemed, repurchased or canceled, such Global Note shall be returned by the Depository to the Trustee for cancellation or retained and canceled by the Trustee. At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for Definitive Notes, transferred in exchange for an interest in another Global Note, redeemed, repurchased or canceled, the principal amount of Notes represented by such Global Note shall be reduced, and an adjustment shall be made on the books and records of the Trustee (if it is then the Notes Custodian for such Global Note) with respect to such Global Note, by the Trustee or the Notes Custodian, to reflect such reduction.

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(g)           Obligations with Respect to Transfers and Exchanges of Notes.

(i)            To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate, Definitive Notes and Global Notes at the Security Registrar’s request.

(ii)            No service charge shall be made for any registration of transfer or exchange of the Notes, but the Company or the Security Registrar may require payment of a sum sufficient to cover any transfer tax, assessments, or similar governmental charge payable in connection therewith (other than any such transfer taxes, assessments or similar governmental charge payable upon exchange or transfer pursuant to Sections 9.6 or 11.7 of the Indenture).

(h)            Prior to the due presentation for registration of transfer of any Note, the Company, the Trustee, the Paying Agent or the Security Registrar may deem and treat the person in whose name a Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of and interest on such Note and for all other purposes whatsoever, whether or not such Note is overdue, and none of the Company, the Trustee, the Paying Agent or the Security Registrar shall be affected by notice to the contrary.

(i)            The Company hereby appoints the Trustee as Security Registrar for the Notes. Neither the Company nor the Security Registrar shall be required to register the transfer of or exchange of Notes of any series (i) during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Notes of that series selected for redemption under Section 11.3 of the Indenture and ending at the close of business on the day of such mailing, or (ii) so selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

(j)            All Notes issued upon any transfer or exchange pursuant to the terms of this Supplemental Indenture shall evidence the same Debt and shall be entitled to the same benefits under the Indenture as the Notes surrendered upon such transfer or exchange.

(k)            No Obligation of the Trustee.

(i)            The Trustee shall have no responsibility or obligation to any beneficial owner of a Global Note, any Participant in the Depository or any other Person with respect to the accuracy of the records of the Depository or its nominee or of any Participant thereof, with respect to any ownership interest in the Notes or with respect to the delivery to any Participant, beneficial owner or other Person (other than the Depository) of any notice (including any notice of redemption or repurchase) or the payment of any amount, under or with respect to such Notes. All notices and communications to be given to the Holders and all payments to be made to Holders under the Notes shall be given or made only to the registered Holders (which shall be the Depository or its nominee in the case of a Global Note). The rights of beneficial owners in any Global Note shall be exercised only through the Depository subject to the applicable rules and procedures of the Depository. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Participants and any beneficial owners.

(ii)            The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Supplemental Indenture or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among Participants or beneficial owners in any Global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Supplemental Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

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Section 2.6            Definitive Notes.

(a)            A Global Note deposited with the Depository or with the Trustee as Notes Custodian pursuant to Section 2.4 shall be transferred to the beneficial owners thereof in the form of Definitive Notes in an aggregate principal amount equal to the principal amount of such Global Note, in exchange for such Global Note, only if such transfer complies with Section 2.5 and (i) the Depository (A) notifies the Company that the Depository is no longer willing or able to act as a depositary or clearing system for the Notes or (B) ceases to be a “clearing agency” registered under the Securities Exchange Act of 1934, as amended, and in either event, a successor depositary or clearing system is not appointed by the Company within 90 days of such notice or cessation, (ii) upon the occurrence and continuation of an Event of Default and the Depository notifies the Trustee of its decision to exchange the Global Note for Definitive Notes, or (iii) the Company determines not to have the Notes represented by a Global Note.

(b)            Any Global Note that is transferable to the beneficial owners thereof pursuant to this Section 2.6 shall be surrendered by the Depository to the Trustee, to be so transferred, in whole or from time to time in part, without charge, and upon Company Order the Trustee shall authenticate and deliver, upon such transfer of each portion of such Global Note, an equal aggregate principal amount of Definitive Notes of authorized denominations. Any portion of a Global Note transferred pursuant to this Section 2.6 shall be executed, authenticated and delivered only in denominations of $2,000 of principal amount and any integral multiple of $1,000 in excess thereof and registered in such names as requested by or on behalf of the Depository (in accordance with its customary procedures).

(c)            The registered Holder of a Global Note may grant proxies and otherwise authorize any Person, including Participants and Persons that may hold interests through Participants, to take any action which a Holder is entitled to take under the Indenture or the Notes.

(d)            In the event of the occurrence of any of the events specified in Section 2.6(a)(i), (ii) or (iii), the Company will promptly make available to the Trustee a reasonable supply of Definitive Notes in fully registered form without interest coupons.

Article 3
MISCELLANEOUS PROVISIONS

Section 3.1            Ratification.  The Indenture, as supplemented and amended by this Supplemental Indenture, is in all respects hereby adopted, ratified and confirmed.

Section 3.2            Counterparts.  This Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed an original, and all such counterparts shall together constitute but one and the same instrument. The exchange of copies of this Supplemental Indenture and of signature pages by facsimile, PDF or other electronic transmission shall constitute effective execution and delivery of this Supplemental Indenture as to the parties hereto and may be used in lieu of the original Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile, PDF or other electronic transmission (e.g., www.docusign.com) shall constitute effective execution and delivery of this Supplemental Indenture as to the other parties hereto and shall be deemed to be their original signatures for all purposes.

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The words “execution,” “signed,” “signature,” and words of like import in this Supplemental Indenture and (solely as it relates to the Notes) in the Indenture shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

The Company agrees to assume all risks arising out of the use of digital signatures and electronic methods to submit communications to the Trustee, including, without limitation, the risk of the Trustee acting on unauthorized instructions, and the risk of interception and misuse by third parties, in each case, except to the extent arising from the negligence or bad faith of the Trustee.

Section 3.3            Governing Law.  THIS SUPPLEMENTAL INDENTURE AND EACH NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section 3.4            Conflict with Trust Indenture Act.  If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under the Trust Indenture Act to be a part of and govern this Supplemental Indenture, the latter provision shall control. If any provision of this Supplemental Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Supplemental Indenture as so modified or to be excluded, as the case may be.

Section 3.5            The Trustee.  The recitals contained herein and in the Securities, except the Trustee’s certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness.  The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture or of the Securities.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the day and year first above written.

ABBVIE INC.

By:	/s/ Scott T. Reents
	Name:	Scott T. Reents
	Title:	Executive Vice President, Chief Financial Officer

[Signature Page to Supplemental Indenture]

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,
as Trustee

By:	/s/ Linda Garcia
	Name:	Linda Garcia
	Title:	Vice President

[Signature Page to Supplemental Indenture]

EXHIBIT A1

ABBVIE INC.

[Form of ]Senior Floating Rate Notes due 2028

No. [●]	$[●]

CUSIP No: 00287Y EL9

ISIN No: US00287YEL92

This Security is a Security in a global form within the meaning of the Indenture hereinafter referred to and is registered in the name of the Depository or a nominee of the Depository. This global Security is exchangeable for Securities registered in the name of a Person other than the Depository or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository) may be registered except in such limited circumstances.

Unless this Security is presented by an authorized representative of The Depository Trust Company to the issuer or its agent for registration of transfer, exchange or payment, and any Security issued upon registration of transfer of, or in exchange for, or in lieu of, this Security is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

ABBVIE INC.

ABBVIE INC., a corporation duly organized and existing under the laws of Delaware (herein called the “Company,” which term includes any successor Person under the Indenture and Supplemental Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the principal sum of [●] Dollars ($[●]), or such other principal sum as may be indicated on the Schedule of Exchanges attached hereto, on August 18, 2028 and to pay interest thereon from August 18, 2026 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, quarterly in arrears on February 18, May 18, August 18 and November 18 in each year, commencing November 18, 2026, at a floating rate equal to a benchmark rate, which will initially be Compounded SOFR (as defined below), plus a spread of 0.420% per annum, computed on the basis of the actual number of days in an interest period and a 360-day year, until the principal hereof is paid or made available for payment.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the date that is fifteen (15) calendar days prior to the relevant Interest Payment Date (whether or not a Business Day). Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than ten (10) days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

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The Securities of this series will bear interest for each interest period at a rate determined by the Calculation Agent (as defined below), except as set forth below. The calculation agent will be U.S. Bank Trust Company, National Association until such time as the Company appoints a successor calculation agent (the “Calculation Agent”). The interest rate on the Securities of this series for a particular interest period (as defined below) will be a per year rate equal to a benchmark rate, which will initially be Compounded SOFR, determined as described below, plus a spread of 0.420% per year (the “spread”), computed on the basis of the actual number of days in an interest period and a 360-day year. In no event will the interest rate on the Securities of this series be (i) higher than the maximum rate permitted by New York law as the same may be modified by U.S. law of general application or (ii) lower than zero. The interest determination date for an interest period will be the date that is two (2) U.S. Government Securities Business Days (as defined below) before the applicable Interest Payment Date. Promptly upon determination, the Calculation Agent will inform the Trustee and the Company, or in certain circumstances described below, the Company or its designee (which may be an independent financial advisor or such other designee of the Company (any of such entities, a “Designee”)) will inform the Trustee, in writing of the interest rate for such interest period. Absent manifest error, the determination of the interest rate by the Calculation Agent, or in certain circumstances described below, by the Company or its Designee, shall be binding and conclusive on the Holders of the Securities, the Trustee and the Company. For the avoidance of doubt, in no event shall the Calculation Agent, Trustee, or Paying Agent be the Designee.

None of the Trustee, the Paying Agent or the Calculation Agent shall be under any obligation (i) to monitor, determine or verify the unavailability or cessation of Compounded SOFR (or any other benchmark), or whether or when there has occurred, or to give notice to any other transaction party of the occurrence of, any Benchmark Transition Event (as defined below) or related Benchmark Replacement Date (as defined below), (ii) to select, determine or designate any Benchmark Replacement (as defined below), or other successor or replacement benchmark index, or whether any conditions to the designation of such a rate or index have been satisfied, (iii) to select, determine or designate any Benchmark Replacement Adjustment (as defined below), or other modifier to any replacement or successor index, or (iv) to determine whether or what Benchmark Replacement Conforming Changes (as defined below) are necessary or advisable, if any, in connection with any of the foregoing, including, but not limited to, adjustments as to any alternative spread thereon, the business day convention, interest determination dates or any other relevant methodology applicable to such substitute or successor benchmark. In connection with the foregoing, each of the Trustee, Paying Agent and Calculation Agent shall be entitled to conclusively rely on any determinations made by the Company or its Designee without independent investigation, and none will have any liability for actions taken at the direction of the Company.

Any determination, decision or election that may be made by the Company or its Designee in connection with a Benchmark Transition Event or a Benchmark Replacement, including any determination with respect to a rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error, may be made in the Company’s or its Designee’s sole discretion and, notwithstanding anything to the contrary in this Security or the Indenture, will become effective without consent from any other party. None of the Trustee, the Calculation Agent or the Paying Agent will have any responsibility or liability for any determination made by or on behalf of the Company or its Designee in connection with a Benchmark Transition Event or a Benchmark Replacement.

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None of the Trustee, the Paying Agent or the Calculation Agent shall be responsible or liable for any inability, failure or delay on its part to perform any of its duties set forth in this Security as a result of the unavailability of Compounded SOFR or other applicable Benchmark Replacement, including as a result of any failure, inability, delay, error or inaccuracy on the part of any other transaction party in providing any direction, instruction, notice or information required or contemplated by the terms of this Security and reasonably required for the performance of such duties. None of the Trustee, Paying Agent or Calculation Agent shall be responsible or liable for the Company’s actions or omissions or for those of its Designee, or for any failure or delay in the performance by the Company or its Designee, nor shall any of the Trustee, Paying Agent or Calculation Agent be under any obligation to oversee or monitor the Company’s performance or that of the Designee.

The term “interest period,” with respect to the Securities of this series, means (i) the period from, and including, the most recent Interest Payment Date for such Securities (or, with respect to the initial interest period only, from and including August 18, 2026) to, but excluding, the next succeeding Interest Payment Date for such Securities or (ii) in the case of the last such period, from, and including, the Interest Payment Date for such Securities immediately preceding the maturity date to, but excluding, the maturity date.

Compounded SOFR

The interest rate on the Securities of this series for each interest period will be equal to Compounded SOFR plus the spread. “Compounded SOFR” will be determined by the Calculation Agent in accordance with the following formula (and the resulting percentage will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, e.g., 3.753973% (or .03753973) being rounded down to 3.75397% (or ..0375397) and 3.753978% (or .03753978) being rounded up to 3.75398% (or .0375398)):

where:

“SOFR IndexStart” is the SOFR Index value for the day which is two (2) U.S. Government Securities Business Days preceding the first date of the relevant interest period;

“SOFR IndexEnd” is the SOFR Index value for the day which is two (2) U.S. Government Securities Business Days preceding the Interest Payment Date relating to such interest period; and

“dc” is the number of calendar days in the applicable Observation Period.

For purposes of determining Compounded SOFR, “SOFR Index” means, with respect to any U.S. Government Securities Business Day:

(1)	the SOFR Index published for such U.S. Government Securities Business Day as such value appears on the Federal Reserve Bank of New York’s Website at 3:00 p.m. (New York time) on such U.S. Government Securities Business Day (the “SOFR Index Determination Time”); or

(2)	if the SOFR Index specified in (1) above does not so appear, unless both a Benchmark Transition Event and its related Benchmark Replacement Date have occurred, with respect to SOFR, then Compounded SOFR shall be the rate determined pursuant to the “SOFR Index Unavailability” provisions below.

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“Interest Payment Determination Date” is the date that is two (2) U.S. Government Securities Business Days before each Interest Payment Date.

“Observation Period” is, in respect of each interest period for the Securities, the period from, and including, the date that is two (2) U.S. Government Securities Business Days preceding the first date in such interest period to, but excluding, the Interest Payment Determination Date for such interest period.

“SOFR” with respect to any day means the secured overnight financing rate published for such day by the Federal Reserve Bank of New York, as the administrator of the benchmark (or a successor administrator), on the Federal Reserve Bank of New York’s Website.

“U.S. Government Securities Business Day” is any day except for a Saturday, a Sunday or a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

For the avoidance of doubt, the calculation of Compounded SOFR shall exclude the spread of 0.420% per year.

Notwithstanding anything to the contrary in this Security or the Indenture if the Company or its Designee determines on or prior to the relevant Reference Time (as defined herein) that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to determining Compounded SOFR, then the benchmark replacement provisions set forth herein will thereafter apply to all determinations of the rate of interest payable on the Securities of this series.

For the avoidance of doubt, in accordance with the benchmark replacement provisions, after a Benchmark Transition Event and its related Benchmark Replacement Date have occurred, the interest rate for each interest period on the Securities of this series will be an annual rate equal to the sum of the Benchmark Replacement (as defined below) and the spread.

SOFR Index Unavailability

If a SOFR IndexStart or SOFR IndexEnd is not published on the associated Interest Payment Determination Date and a Benchmark Transition Event and its related Benchmark Replacement Date have not occurred with respect to SOFR, “Compounded SOFR” shall be deemed to be equal to, for the applicable interest period for which such index is not available, the rate of return on a daily compounded interest investment calculated in accordance with the formula for SOFR Averages, and definitions required for such formula, published on the website of the Federal Reserve Bank of New York, at https://www.newyorkfed.org/markets/reference-rates/additional-information-about-reference-rates, or any successor source. For the purposes of this provision, references in the SOFR Averages compounding formula and related definitions to “calculation period” shall be replaced with “Observation Period” and the words “that is, 30-, 90-, or 180- calendar days” shall be removed. If the daily SOFR (“SOFRi”) does not so appear for any day, “i”, in the Observation Period, SOFRi for such day “i” shall be deemed to be SOFR published in respect of the first preceding U.S. Government Securities Business Day for which SOFR was published on the Federal Reserve Bank of New York’s Website.

Effect of Benchmark Transition Event

If the Company or its Designee determines that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred on or prior to the Reference Time in respect of any determination of the Benchmark on any date, the Benchmark Replacement will replace the then-current Benchmark for all purposes relating to the Securities in respect of such determination on such date and for all determinations on all subsequent dates.

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In connection with the implementation of a Benchmark Replacement, the Company (or its Designee) will have the right to make Benchmark Replacement Conforming Changes from time to time.

Any determination, decision or election that may be made by the Company (or its Designee) pursuant to this Security, including any determination with respect to tenor, rate or adjustment or of the occurrence or nonoccurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error, will be made in the Company’s (or its Designee’s) sole discretion, and, notwithstanding anything to the contrary in this Security or the Indenture, shall become effective without consent from the Holders of the Securities or any other party.

“Benchmark” means, initially, Compounded SOFR; provided that, if a Benchmark Transition Event and its related Benchmark Replacement Date shall have occurred with respect to Compounded SOFR or the then-current Benchmark, then “Benchmark” shall mean the applicable Benchmark Replacement.

“Benchmark Replacement” means the first alternative set forth in the order below that can be determined by the Company (or its Designee) as of the Benchmark Replacement Date:

(1)	the sum of: (a) the alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then-current Benchmark and (b) the Benchmark Replacement Adjustment;

(2)	the sum of: (a) the ISDA Fallback Rate and (b) the Benchmark Replacement Adjustment; or

(3)	the sum of: (a) the alternate rate of interest that has been selected by the Company (or its Designee) as the replacement for the then-current Benchmark giving due consideration to any industry-accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar-denominated floating rate notes at such time and (b) the Benchmark Replacement Adjustment.

“Benchmark Replacement Adjustment” means the first alternative set forth in the order below that can be determined by the Company (or its Designee) as of the Benchmark Replacement Date:

(1)	the spread adjustment (which may be a positive or negative value or zero), or method for calculating or determining such spread adjustment, that has been selected or recommended by the Relevant Governmental Body for the applicable Unadjusted Benchmark Replacement;

(2)	if the applicable Unadjusted Benchmark Replacement is equivalent to the ISDA Fallback Rate, then the ISDA Fallback Adjustment; or

(3)	the spread adjustment (which may be a positive or negative value or zero) that has been selected by the Company (or its Designee) giving due consideration to any industry-accepted spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the then-current Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated floating rate notes at such time.

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“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definitions of “interest period” and “Observation Period,” the timing and frequency of determining rates and making payments of interest, the rounding of amounts or tenors and other administrative matters) that the Company (or its Designee) decides may be appropriate to reflect the adoption of such Benchmark Replacement in a manner substantially consistent with market practice (or, if the Company (or its Designee) decides that adoption of any portion of such market practice is not administratively feasible or if the Company (or its Designee) determines that no market practice for use of the Benchmark Replacement exists, in such other manner as the Company (or its Designee) determines is reasonably necessary).

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:

(1)	in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the Benchmark permanently or indefinitely ceases to provide the Benchmark; or

(2)	in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

For the avoidance of doubt, if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination.

For the avoidance of doubt, for purposes of the definitions of Benchmark Replacement Date and Benchmark Transition Event, references to Benchmark also include any reference rate underlying such Benchmark.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

(1)	a public statement or publication of information by or on behalf of the administrator of the Benchmark announcing that such administrator has ceased or will cease to provide the Benchmark, permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark;

(2)	a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark, the central bank for the currency of the Benchmark, an insolvency official with jurisdiction over the administrator for the Benchmark, a resolution authority with jurisdiction over the administrator for the Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for the Benchmark, which states that the administrator of the Benchmark has ceased or will cease to provide the Benchmark permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark; or

(3)	a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark announcing that the Benchmark is no longer representative.

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“ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time.

“ISDA Fallback Adjustment” means the spread adjustment (which may be a positive or negative value or zero) that would apply for derivatives transactions referencing the ISDA Definitions to be determined upon the occurrence of an index cessation event with respect to the Benchmark for the applicable tenor.

“ISDA Fallback Rate” means the rate that would apply for derivatives transactions referencing the ISDA Definitions to be effective upon the occurrence of an index cessation date with respect to the Benchmark for the applicable tenor excluding the applicable ISDA Fallback Adjustment.

“Reference Time” with respect to any determination of the Benchmark for the Securities of this series means (1) if the Benchmark is Compounded SOFR, the SOFR Index Determination Time and (2) if the Benchmark is not Compounded SOFR, the time determined by the Company or its Designee after giving effect to the Benchmark Replacement Conforming Changes.

“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.

“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

ABBVIE INC.

By:
Name:
Title:

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TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Name:
Title:
Authorized Officer

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[FORM OF ]REVERSE OF SECURITY

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of November 8, 2012, as it may be supplemented or amended from time to time (herein called the “Indenture”), between the Company and U.S. Bank Trust Company, National Association, as successor-in-interest to U.S. Bank National Association, as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and Supplemental Indenture No. 13, dated as of August 18, 2026 (herein called the “Supplemental Indenture”), between the Company and the Trustee, to which Indenture, Supplemental Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities of this series and of the terms upon which the Securities of this series are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, in an initial aggregate principal amount of $500,000,000.

This Security is not redeemable prior to its maturity, other than pursuant to a Special Mandatory Redemption.

If the Company (i) publicly announces that the Acquisition Agreement (as defined below) has been terminated prior to the consummation of the Specified Acquisition (as defined below), or (ii) notifies the Trustee in writing that it will not pursue the consummation of the Specified Acquisition (the earliest date of any such announcement or notification, the “Special Mandatory Redemption Trigger Date”), the Company shall redeem all and not less than all of the Securities of this series then Outstanding (such redemption, the “Special Mandatory Redemption”) by a date no later than ten (10) Business Days after the Special Mandatory Redemption Trigger Date (the “Special Mandatory Redemption End Date”) at a redemption price equal to 101% of the principal amount of the Securities of this series to be redeemed plus accrued and unpaid interest thereon to, but excluding, the Special Mandatory Redemption Date (the “Special Mandatory Redemption Price”).

If the Company becomes obligated to redeem the Securities of this series pursuant to the foregoing paragraph, the Company shall promptly, and in any event not more than five (5) Business Days after the Special Mandatory Redemption Trigger Date, deliver notice to the Trustee of the Special Mandatory Redemption and the date upon which the Securities of this series shall be redeemed (the “Special Mandatory Redemption Date”), which shall be no later than the Special Mandatory Redemption End Date. The Trustee shall then promptly, and in any event not more than one (1) Business Day after receipt of such notice, deliver notice of the Special Mandatory Redemption and the Special Mandatory Redemption Date to each Holder of the Securities of this series at its registered address. Unless the Company defaults in payment of the Special Mandatory Redemption Price, on and after such Special Mandatory Redemption Date, interest shall cease to accrue on the Securities of this series and the Indenture shall be discharged and cease to be of further effect as to all Securities of this series.

Notwithstanding the foregoing, installments of interest on the Securities of this series that are due and payable on Interest Payment Dates falling on or prior to the Special Mandatory Redemption Date shall be payable on such Interest Payment Dates to the registered Holders as of the close of business on the relevant record dates in accordance with the Securities of this series and the Indenture.

“Acquisition Agreement” means the definitive agreement of the Company providing for the Specified Acquisition.

“Specified Acquisition” means the acquisition of Apogee Therapeutics, Inc. by the Company or any of its subsidiaries.

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The Securities of this series do not provide for a sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein. Sections 13.2 and 13.3 of the Indenture apply to the Securities of this series.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding of any series, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture or Supplemental Indenture and no provision of this Security or of the Indenture or Supplemental Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any registration of transfer or exchange of the Notes, but the Company or the Security Registrar may require payment of a sum sufficient to cover any transfer tax, assessments, or similar governmental charge payable in connection therewith (other than any such transfer taxes, assessments or similar governmental charge payable upon exchange or transfer pursuant to Sections 9.6 or 11.7 of the Indenture).

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Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee will treat the Person in whose name this Security is registered as the owner hereof for the purpose of receiving payments and for all other purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture and Supplemental Indenture shall have the meanings assigned to them in the Indenture and Supplemental Indenture.

THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

This Security is a Book-Entry Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depository or a nominee of a Depository. This Security is exchangeable for Securities registered in the name of a person other than the Depository or its nominee only in the limited circumstances described in the Indenture and may not be transferred except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository.

*                *                *

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CERTIFICATE TO BE DELIVERED UPON EXCHANGE
OR REGISTRATION OF TRANSFER OF SECURITIES

This Certificate relates to $              principal amount of Securities held in (check applicable space)       book-entry or      definitive form by                        (the “Transferor”).

The Transferor (check one box below):

☐	has requested the Trustee by written order to deliver in exchange for its beneficial interest in the global Security held by the Depository a Security or Securities in definitive, registered form of authorized denominations in an aggregate principal amount equal to its beneficial interest in such global Security (or the portion thereof indicated above); or

☐	has requested the Trustee by written order to exchange or register the transfer of a Security or Securities.

[INSERT NAME OF TRANSFEROR]

Dated:

By:

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SCHEDULE OF EXCHANGES

The following exchanges, redemptions or purchases of a part of this Book-Entry Security have been made:

Date of Exchange/ Redemption/ Repurchase	Amount of decrease in Principal Amount of this Book-Entry Security	Amount of increase in Principal Amount of this Book- Entry Security	Principal Amount of this Book-Entry Security following such decrease (or increase)	Signature of authorized signatory of Trustee

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ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                                as agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature*:

By:
Name:
Title:

Sign exactly as your name appears on the other side of this Security.

*Signature Guaranteed:

*NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in Security Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

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EXHIBIT A2

ABBVIE INC.

[Form of ]4.500% Senior Notes due 2028

No. [•]	$[•]

CUSIP No: 00287Y EK1

ISIN No: US00287YEK10

This Security is a Security in a global form within the meaning of the Indenture hereinafter referred to and is registered in the name of the Depository or a nominee of the Depository. This global Security is exchangeable for Securities registered in the name of a Person other than the Depository or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository) may be registered except in such limited circumstances.

Unless this Security is presented by an authorized representative of The Depository Trust Company to the issuer or its agent for registration of transfer, exchange or payment, and any Security issued upon registration of transfer of, or in exchange for, or in lieu of, this Security is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

ABBVIE INC.

ABBVIE INC., a corporation duly organized and existing under the laws of Delaware (herein called the “Company,” which term includes any successor Person under the Indenture and Supplemental Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the principal sum of [•] Dollars ($[•]), or such other principal sum as may be indicated on the Schedule of Exchanges attached hereto, on August 18, 2028 and to pay interest thereon from August 18, 2026 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on February 18 and August 18 in each year, commencing February 18, 2027, at the rate of 4.500% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the date that is fifteen (15) calendar days prior to the relevant Interest Payment Date (whether or not a Business Day). Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than ten (10) days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

A-2-1

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose in St. Paul, Minnesota, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by (1) check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (2) wire transfer as directed by the Holder, in immediately available funds to an account maintained by the Depository or its nominee with respect to a Global Note, and to the Holder or its nominee with respect to a Definitive Note; provided, further, that in the case of a Definitive Note (1) the Holder thereof shall have provided written wiring instructions to the Trustee on or before the related Regular Record Date and (2) if appropriate instructions for any such wire transfer are not received by the related Regular Record Date, then such payment shall be made by check mailed to the address of the Holder specified in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

A-2-2

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

ABBVIE INC.

By:
Name:
Title:

A-2-3

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Name:
Title:
Authorized Officer

A-2-4

[FORM OF ]REVERSE OF SECURITY

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of November 8, 2012, as it may be supplemented or amended from time to time (herein called the “Indenture”), between the Company and U.S. Bank Trust Company, National Association, as successor-in-interest to U.S. Bank National Association, as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and Supplemental Indenture No. 13, dated as of August 18, 2026 (herein called the “Supplemental Indenture”), between the Company and the Trustee, to which Indenture, Supplemental Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities of this series and of the terms upon which the Securities of this series are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, in an initial aggregate principal amount of $1,000,000,000.

At any time and from time to time, the Company may redeem the Securities of this series at its option, in whole or in part, at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming such Securities matured on the maturity date of the Securities of this series) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 5 basis points, less (b) interest accrued to the date of redemption, and

(2) 100% of the principal amount of the Securities of this series to be redeemed,

plus, in either case, accrued and unpaid interest thereon to the Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date for Securities of this series, the yield applicable to this series of Securities determined by the Company in accordance with the following two paragraphs. The Treasury Rate applicable to this series of Securities shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third New York Business Day preceding such Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) — H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities — Treasury constant maturities — Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the applicable Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from such Redemption Date to the applicable Maturity date of the Securities of this series (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields — one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life — and shall interpolate to the applicable Maturity date of the Securities of this series on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from such redemption date.

A-2-5

If on the third New York Business Day preceding such Redemption Date, H.15 TCM is no longer published, the Company shall calculate the applicable Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second New York Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Maturity date of the Securities of this series, as applicable. If there is no United States Treasury security maturing on the Maturity date of the Securities of this series but there are two or more United States Treasury securities with a maturity date equally distant from the applicable Maturity date of the Securities of this series, one with a maturity date preceding the Maturity date of the Securities of this series and one with a maturity date following the Maturity date of the Securities of this series, the Company shall select the United States Treasury security with a maturity date preceding the Maturity date of the Securities of this series. If there are two or more United States Treasury securities maturing on the Maturity date of the Securities of this series or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time.

In determining the applicable Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

No Securities of this series of a principal amount of $2,000 or less will be redeemed in part. For so long as the Securities are held by The Depository Trust Company (or another depositary), the redemption of the Securities shall be done in accordance with the policies and procedures of the applicable depositary.

“New York Business Day” means any calendar day that is not a Saturday, Sunday or legal holiday in New York, New York and on which commercial banks are open for business in New York, New York.

If the Company (i) publicly announces that the Acquisition Agreement (as defined below) has been terminated prior to the consummation of the Specified Acquisition (as defined below), or (ii) notifies the Trustee in writing that it will not pursue the consummation of the Specified Acquisition (the earliest date of any such announcement or notification, the “Special Mandatory Redemption Trigger Date”), the Company shall redeem all and not less than all of the Securities of this series then Outstanding (such redemption, the “Special Mandatory Redemption”) by a date no later than ten (10) Business Days after the Special Mandatory Redemption Trigger Date (the “Special Mandatory Redemption End Date”) at a redemption price equal to 101% of the principal amount of the Securities of this series to be redeemed plus accrued and unpaid interest thereon to, but excluding, the Special Mandatory Redemption Date (the “Special Mandatory Redemption Price”).

If the Company becomes obligated to redeem the Securities of this series pursuant to the foregoing paragraph, the Company shall promptly, and in any event not more than five (5) Business Days after the Special Mandatory Redemption Trigger Date, deliver notice to the Trustee of the Special Mandatory Redemption and the date upon which the Securities of this series shall be redeemed (the “Special Mandatory Redemption Date”), which shall be no later than the Special Mandatory Redemption End Date. The Trustee shall then promptly, and in any event not more than one (1) Business Day after receipt of such notice, deliver notice of the Special Mandatory Redemption and the Special Mandatory Redemption Date to each Holder of the Securities of this series at its registered address. Unless the Company defaults in payment of the Special Mandatory Redemption Price, on and after such Special Mandatory Redemption Date, interest shall cease to accrue on the Securities of this series and the Indenture shall be discharged and cease to be of further effect as to all Securities of this series.

A-2-6

Notwithstanding the foregoing, installments of interest on the Securities of this series that are due and payable on Interest Payment Dates falling on or prior to the Special Mandatory Redemption Date shall be payable on such Interest Payment Dates to the registered Holders as of the close of business on the relevant record dates in accordance with the Securities of this series and the Indenture.

“Acquisition Agreement” means the definitive agreement of the Company providing for the Specified Acquisition.

“Specified Acquisition” means the acquisition of Apogee Therapeutics, Inc. by the Company or any of its subsidiaries.

The Securities of this series do not provide for a sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein. Sections 13.2 and 13.3 of the Indenture apply to the Securities of this series.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding of any series, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture or Supplemental Indenture and no provision of this Security or of the Indenture or Supplemental Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

A-2-7

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any registration of transfer or exchange of the Notes, but the Company or the Security Registrar may require payment of a sum sufficient to cover any transfer tax, assessments, or similar governmental charge payable in connection therewith (other than any such transfer taxes, assessments or similar governmental charge payable upon exchange or transfer pursuant to Sections 9.6 or 11.7 of the Indenture).

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee will treat the Person in whose name this Security is registered as the owner hereof for the purpose of receiving payments and for all other purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture and Supplemental Indenture shall have the meanings assigned to them in the Indenture and Supplemental Indenture.

THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

This Security is a Book-Entry Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depository or a nominee of a Depository. This Security is exchangeable for Securities registered in the name of a person other than the Depository or its nominee only in the limited circumstances described in the Indenture and may not be transferred except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository.

*                *                *

A-2-8

CERTIFICATE TO BE DELIVERED UPON EXCHANGE
OR REGISTRATION OF TRANSFER OF SECURITIES

This Certificate relates to $              principal amount of Securities held in (check applicable space)       book-entry or      definitive form by                        (the “Transferor”).

The Transferor (check one box below):

☐	has requested the Trustee by written order to deliver in exchange for its beneficial interest in the global Security held by the Depository a Security or Securities in definitive, registered form of authorized denominations in an aggregate principal amount equal to its beneficial interest in such global Security (or the portion thereof indicated above); or

☐	has requested the Trustee by written order to exchange or register the transfer of a Security or Securities.

[INSERT NAME OF TRANSFEROR]

Dated:

By:

A-2-9

SCHEDULE OF EXCHANGES

The following exchanges, redemptions or purchases of a part of this Book-Entry Security have been made:

Date of Exchange/ Redemption/ Repurchase	Amount of decrease in Principal Amount of this Book-Entry Security	Amount of increase in Principal Amount of this Book- Entry Security	Principal Amount of this Book-Entry Security following such decrease (or increase)	Signature of authorized signatory of Trustee

A-2-10

ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                                as agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature*:

By:
Name:
Title:

Sign exactly as your name appears on the other side of this Security.

*Signature Guaranteed:

*NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in Security Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

A-2-11

EXHIBIT A3

ABBVIE INC.

[Form of ]4.650% Senior Notes due 2030

No. [•]	$[•]

CUSIP No: 00287Y EM7

ISIN No: US00287YEM75

This Security is a Security in a global form within the meaning of the Indenture hereinafter referred to and is registered in the name of the Depository or a nominee of the Depository. This global Security is exchangeable for Securities registered in the name of a Person other than the Depository or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository) may be registered except in such limited circumstances.

Unless this Security is presented by an authorized representative of The Depository Trust Company to the issuer or its agent for registration of transfer, exchange or payment, and any Security issued upon registration of transfer of, or in exchange for, or in lieu of, this Security is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

ABBVIE INC.

ABBVIE INC., a corporation duly organized and existing under the laws of Delaware (herein called the “Company,” which term includes any successor Person under the Indenture and Supplemental Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the principal sum of [•] Dollars ($[•]), or such other principal sum as may be indicated on the Schedule of Exchanges attached hereto, on March 15, 2030 and to pay interest thereon from August 18, 2026 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on March 15 and September 15 in each year, commencing March 15, 2027, at the rate of 4.650% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the date that is fifteen (15) calendar days prior to the relevant Interest Payment Date (whether or not a Business Day). Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than ten (10) days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

A-3-1

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose in St. Paul, Minnesota, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by (1) check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (2) wire transfer as directed by the Holder, in immediately available funds to an account maintained by the Depository or its nominee with respect to a Global Note, and to the Holder or its nominee with respect to a Definitive Note; provided, further, that in the case of a Definitive Note (1) the Holder thereof shall have provided written wiring instructions to the Trustee on or before the related Regular Record Date and (2) if appropriate instructions for any such wire transfer are not received by the related Regular Record Date, then such payment shall be made by check mailed to the address of the Holder specified in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

A-3-2

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

ABBVIE INC.

By:
Name:
Title:

A-3-3

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Name:
Title:
Authorized Officer

A-3-4

[FORM OF ]REVERSE OF SECURITY

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of November 8, 2012, as it may be supplemented or amended from time to time (herein called the “Indenture”), between the Company and U.S. Bank Trust Company, National Association, as successor-in-interest to U.S. Bank National Association, as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and Supplemental Indenture No. 13, dated as of August 18, 2026 (herein called the “Supplemental Indenture”), between the Company and the Trustee, to which Indenture, Supplemental Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities of this series and of the terms upon which the Securities of this series are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, in an initial aggregate principal amount of $1,250,000,000.

At any time prior to the Par Call Date (as defined below), the Company may redeem the Securities of this series at its option, in whole or in part, at any time and from time to time, at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming such Securities matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 10 basis points, less (b) interest accrued to the date of redemption, and

(2) 100% of the principal amount of the Securities of this series to be redeemed,

plus, in either case, accrued and unpaid interest thereon to the Redemption Date.

On or after the Par Call Date, the Company may redeem the Securities of this series, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the Securities of this series being redeemed plus accrued and unpaid interest thereon to the Redemption Date.

“Par Call Date” means February 15, 2030 (the date that is one (1) month prior to the maturity date of the Securities of this series).

“Treasury Rate” means, with respect to any Redemption Date for Securities of this series, the yield applicable to this series of Securities determined by the Company in accordance with the following two paragraphs. The Treasury Rate applicable to this series of Securities shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third New York Business Day preceding such Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) — H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities — Treasury constant maturities — Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the applicable Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from such Redemption Date to the applicable Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields — one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life — and shall interpolate to the applicable Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from such redemption date.

A-3-5

If on the third New York Business Day preceding such Redemption Date, H.15 TCM is no longer published, the Company shall calculate the applicable Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second New York Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the applicable Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time.

In determining the applicable Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

No Securities of this series of a principal amount of $2,000 or less will be redeemed in part. For so long as the Securities are held by The Depository Trust Company (or another depositary), the redemption of the Securities shall be done in accordance with the policies and procedures of the applicable depositary.

“New York Business Day” means any calendar day that is not a Saturday, Sunday or legal holiday in New York, New York and on which commercial banks are open for business in New York, New York.

If the Company (i) publicly announces that the Acquisition Agreement (as defined below) has been terminated prior to the consummation of the Specified Acquisition (as defined below), or (ii) notifies the Trustee in writing that it will not pursue the consummation of the Specified Acquisition (the earliest date of any such announcement or notification, the “Special Mandatory Redemption Trigger Date”), the Company shall redeem all and not less than all of the Securities of this series then Outstanding (such redemption, the “Special Mandatory Redemption”) by a date no later than ten (10) Business Days after the Special Mandatory Redemption Trigger Date (the “Special Mandatory Redemption End Date”) at a redemption price equal to 101% of the principal amount of the Securities of this series to be redeemed plus accrued and unpaid interest thereon to, but excluding, the Special Mandatory Redemption Date (the “Special Mandatory Redemption Price”).

A-3-6

If the Company becomes obligated to redeem the Securities of this series pursuant to the foregoing paragraph, the Company shall promptly, and in any event not more than five (5) Business Days after the Special Mandatory Redemption Trigger Date, deliver notice to the Trustee of the Special Mandatory Redemption and the date upon which the Securities of this series shall be redeemed (the “Special Mandatory Redemption Date”), which shall be no later than the Special Mandatory Redemption End Date. The Trustee shall then promptly, and in any event not more than one (1) Business Day after receipt of such notice, deliver notice of the Special Mandatory Redemption and the Special Mandatory Redemption Date to each Holder of the Securities of this series at its registered address. Unless the Company defaults in payment of the Special Mandatory Redemption Price, on and after such Special Mandatory Redemption Date, interest shall cease to accrue on the Securities of this series and the Indenture shall be discharged and cease to be of further effect as to all Securities of this series.

Notwithstanding the foregoing, installments of interest on the Securities of this series that are due and payable on Interest Payment Dates falling on or prior to the Special Mandatory Redemption Date shall be payable on such Interest Payment Dates to the registered Holders as of the close of business on the relevant record dates in accordance with the Securities of this series and the Indenture.

“Acquisition Agreement” means the definitive agreement of the Company providing for the Specified Acquisition.

“Specified Acquisition” means the acquisition of Apogee Therapeutics, Inc. by the Company or any of its subsidiaries.

The Securities of this series do not provide for a sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein. Sections 13.2 and 13.3 of the Indenture apply to the Securities of this series.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding of any series, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture or Supplemental Indenture and no provision of this Security or of the Indenture or Supplemental Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

A-3-7

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any registration of transfer or exchange of the Notes, but the Company or the Security Registrar may require payment of a sum sufficient to cover any transfer tax, assessments, or similar governmental charge payable in connection therewith (other than any such transfer taxes, assessments or similar governmental charge payable upon exchange or transfer pursuant to Sections 9.6 or 11.7 of the Indenture).

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee will treat the Person in whose name this Security is registered as the owner hereof for the purpose of receiving payments and for all other purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture and Supplemental Indenture shall have the meanings assigned to them in the Indenture and Supplemental Indenture.

THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

This Security is a Book-Entry Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depository or a nominee of a Depository. This Security is exchangeable for Securities registered in the name of a person other than the Depository or its nominee only in the limited circumstances described in the Indenture and may not be transferred except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository.

*                *                *

A-3-8

CERTIFICATE TO BE DELIVERED UPON EXCHANGE
OR REGISTRATION OF TRANSFER OF SECURITIES

This Certificate relates to $              principal amount of Securities held in (check applicable space)       book-entry or      definitive form by                        (the “Transferor”).

The Transferor (check one box below):

☐	has requested the Trustee by written order to deliver in exchange for its beneficial interest in the global Security held by the Depository a Security or Securities in definitive, registered form of authorized denominations in an aggregate principal amount equal to its beneficial interest in such global Security (or the portion thereof indicated above); or

☐	has requested the Trustee by written order to exchange or register the transfer of a Security or Securities.

[INSERT NAME OF TRANSFEROR]

Dated:

By:

A-3-9

SCHEDULE OF EXCHANGES

The following exchanges, redemptions or purchases of a part of this Book-Entry Security have been made:

Date of Exchange/ Redemption/ Repurchase	Amount of decrease in Principal Amount of this Book-Entry Security	Amount of increase in Principal Amount of this Book- Entry Security	Principal Amount of this Book-Entry Security following such decrease (or increase)	Signature of authorized signatory of Trustee

A-3-10

ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                                as agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature*:

By:
Name:
Title:

Sign exactly as your name appears on the other side of this Security.

*Signature Guaranteed:

*NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in Security Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

A-3-11

EXHIBIT A4

ABBVIE INC.

[Form of ]4.875% Senior Notes due 2031

No. [•]	$[•]

CUSIP No: 00287Y EN5

ISIN No: US00287YEN58

This Security is a Security in a global form within the meaning of the Indenture hereinafter referred to and is registered in the name of the Depository or a nominee of the Depository. This global Security is exchangeable for Securities registered in the name of a Person other than the Depository or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository) may be registered except in such limited circumstances.

Unless this Security is presented by an authorized representative of The Depository Trust Company to the issuer or its agent for registration of transfer, exchange or payment, and any Security issued upon registration of transfer of, or in exchange for, or in lieu of, this Security is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

ABBVIE INC.

ABBVIE INC., a corporation duly organized and existing under the laws of Delaware (herein called the “Company,” which term includes any successor Person under the Indenture and Supplemental Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the principal sum of [•] Dollars ($[•]), or such other principal sum as may be indicated on the Schedule of Exchanges attached hereto, on September 15, 2031 and to pay interest thereon from August 18, 2026 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on March 15 and September 15 in each year, commencing March 15, 2027, at the rate of 4.875% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the date that is fifteen (15) calendar days prior to the relevant Interest Payment Date (whether or not a Business Day). Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than ten (10) days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

A-4-1

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose in St. Paul, Minnesota, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by (1) check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (2) wire transfer as directed by the Holder, in immediately available funds to an account maintained by the Depository or its nominee with respect to a Global Note, and to the Holder or its nominee with respect to a Definitive Note; provided, further, that in the case of a Definitive Note (1) the Holder thereof shall have provided written wiring instructions to the Trustee on or before the related Regular Record Date and (2) if appropriate instructions for any such wire transfer are not received by the related Regular Record Date, then such payment shall be made by check mailed to the address of the Holder specified in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

A-4-2

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

ABBVIE INC.

By:
Name:
Title:

A-4-3

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Name:
Title:

A-4-4

[FORM OF ]REVERSE OF SECURITY

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of November 8, 2012, as it may be supplemented or amended from time to time (herein called the “Indenture”), between the Company and U.S. Bank Trust Company, National Association, as successor-in-interest to U.S. Bank National Association, as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and Supplemental Indenture No. 13, dated as of August 18, 2026 (herein called the “Supplemental Indenture”), between the Company and the Trustee, to which Indenture, Supplemental Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities of this series and of the terms upon which the Securities of this series are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, in an initial aggregate principal amount of $1,500,000,000.

At any time prior to the Par Call Date (as defined below), the Company may redeem the Securities of this series at its option, in whole or in part, at any time and from time to time, at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming such Securities matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 10 basis points, less (b) interest accrued to the date of redemption, and

(2) 100% of the principal amount of the Securities of this series to be redeemed,

plus, in either case, accrued and unpaid interest thereon to the Redemption Date.

On or after the Par Call Date, the Company may redeem the Securities of this series, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the Securities of this series being redeemed plus accrued and unpaid interest thereon to the Redemption Date.

“Par Call Date” means August 15, 2031 (the date that is one (1) month prior to the maturity date of the Securities of this series).

“Treasury Rate” means, with respect to any Redemption Date for Securities of this series, the yield applicable to this series of Securities determined by the Company in accordance with the following two paragraphs. The Treasury Rate applicable to this series of Securities shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third New York Business Day preceding such Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) — H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities — Treasury constant maturities — Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the applicable Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from such Redemption Date to the applicable Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields — one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life — and shall interpolate to the applicable Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from such redemption date.

A-4-5

If on the third New York Business Day preceding such Redemption Date, H.15 TCM is no longer published, the Company shall calculate the applicable Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second New York Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the applicable Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time.

In determining the applicable Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

No Securities of this series of a principal amount of $2,000 or less will be redeemed in part. For so long as the Securities are held by The Depository Trust Company (or another depositary), the redemption of the Securities shall be done in accordance with the policies and procedures of the applicable depositary.

“New York Business Day” means any calendar day that is not a Saturday, Sunday or legal holiday in New York, New York and on which commercial banks are open for business in New York, New York.

If the Company (i) publicly announces that the Acquisition Agreement (as defined below) has been terminated prior to the consummation of the Specified Acquisition (as defined below), or (ii) notifies the Trustee in writing that it will not pursue the consummation of the Specified Acquisition (the earliest date of any such announcement or notification, the “Special Mandatory Redemption Trigger Date”), the Company shall redeem all and not less than all of the Securities of this series then Outstanding (such redemption, the “Special Mandatory Redemption”) by a date no later than ten (10) Business Days after the Special Mandatory Redemption Trigger Date (the “Special Mandatory Redemption End Date”) at a redemption price equal to 101% of the principal amount of the Securities of this series to be redeemed plus accrued and unpaid interest thereon to, but excluding, the Special Mandatory Redemption Date (the “Special Mandatory Redemption Price”).

A-4-6

If the Company becomes obligated to redeem the Securities of this series pursuant to the foregoing paragraph, the Company shall promptly, and in any event not more than five (5) Business Days after the Special Mandatory Redemption Trigger Date, deliver notice to the Trustee of the Special Mandatory Redemption and the date upon which the Securities of this series shall be redeemed (the “Special Mandatory Redemption Date”), which shall be no later than the Special Mandatory Redemption End Date. The Trustee shall then promptly, and in any event not more than one (1) Business Day after receipt of such notice, deliver notice of the Special Mandatory Redemption and the Special Mandatory Redemption Date to each Holder of the Securities of this series at its registered address. Unless the Company defaults in payment of the Special Mandatory Redemption Price, on and after such Special Mandatory Redemption Date, interest shall cease to accrue on the Securities of this series and the Indenture shall be discharged and cease to be of further effect as to all Securities of this series.

Notwithstanding the foregoing, installments of interest on the Securities of this series that are due and payable on Interest Payment Dates falling on or prior to the Special Mandatory Redemption Date shall be payable on such Interest Payment Dates to the registered Holders as of the close of business on the relevant record dates in accordance with the Securities of this series and the Indenture.

“Acquisition Agreement” means the definitive agreement of the Company providing for the Specified Acquisition.

“Specified Acquisition” means the acquisition of Apogee Therapeutics, Inc. by the Company or any of its subsidiaries.

The Securities of this series do not provide for a sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein. Sections 13.2 and 13.3 of the Indenture apply to the Securities of this series.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding of any series, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture or Supplemental Indenture and no provision of this Security or of the Indenture or Supplemental Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

A-4-7

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any registration of transfer or exchange of the Notes, but the Company or the Security Registrar may require payment of a sum sufficient to cover any transfer tax, assessments, or similar governmental charge payable in connection therewith (other than any such transfer taxes, assessments or similar governmental charge payable upon exchange or transfer pursuant to Sections 9.6 or 11.7 of the Indenture).

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee will treat the Person in whose name this Security is registered as the owner hereof for the purpose of receiving payments and for all other purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture and Supplemental Indenture shall have the meanings assigned to them in the Indenture and Supplemental Indenture.

THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

This Security is a Book-Entry Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depository or a nominee of a Depository. This Security is exchangeable for Securities registered in the name of a person other than the Depository or its nominee only in the limited circumstances described in the Indenture and may not be transferred except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository.

*                *                *

A-4-8

CERTIFICATE TO BE DELIVERED UPON EXCHANGE
OR REGISTRATION OF TRANSFER OF SECURITIES

This Certificate relates to $              principal amount of Securities held in (check applicable space)       book-entry or      definitive form by                        (the “Transferor”).

The Transferor (check one box below):

☐	has requested the Trustee by written order to deliver in exchange for its beneficial interest in the global Security held by the Depository a Security or Securities in definitive, registered form of authorized denominations in an aggregate principal amount equal to its beneficial interest in such global Security (or the portion thereof indicated above); or

☐	has requested the Trustee by written order to exchange or register the transfer of a Security or Securities.

[INSERT NAME OF TRANSFEROR]

Dated:

By:

A-4-9

SCHEDULE OF EXCHANGES

The following exchanges, redemptions or purchases of a part of this Book-Entry Security have been made:

Date of Exchange/ Redemption/ Repurchase	Amount of decrease in Principal Amount of this Book-Entry Security	Amount of increase in Principal Amount of this Book- Entry Security	Principal Amount of this Book-Entry Security following such decrease (or increase)	Signature of authorized signatory of Trustee

A-4-10

ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                                as agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature*:

By:
Name:
Title:

Sign exactly as your name appears on the other side of this Security.

*Signature Guaranteed:

*NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in Security Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

A-4-11

EXHIBIT A5

ABBVIE INC.

[Form of ]5.050% Senior Notes due 2033

No. [•]	$[•]

CUSIP No: 00287Y EP0

ISIN No: US00287YEP07

This Security is a Security in a global form within the meaning of the Indenture hereinafter referred to and is registered in the name of the Depository or a nominee of the Depository. This global Security is exchangeable for Securities registered in the name of a Person other than the Depository or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository) may be registered except in such limited circumstances.

Unless this Security is presented by an authorized representative of The Depository Trust Company to the issuer or its agent for registration of transfer, exchange or payment, and any Security issued upon registration of transfer of, or in exchange for, or in lieu of, this Security is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

ABBVIE INC.

ABBVIE INC., a corporation duly organized and existing under the laws of Delaware (herein called the “Company,” which term includes any successor Person under the Indenture and Supplemental Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the principal sum of [•] Dollars ($[•]), or such other principal sum as may be indicated on the Schedule of Exchanges attached hereto, on September 15, 2033 and to pay interest thereon from August 18, 2026 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on March 15 and September 15 in each year, commencing March 15, 2027, at the rate of 5.050% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the date that is fifteen (15) calendar days prior to the relevant Interest Payment Date (whether or not a Business Day). Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than ten (10) days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

A-5-1

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose in St. Paul, Minnesota, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by (1) check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (2) wire transfer as directed by the Holder, in immediately available funds to an account maintained by the Depository or its nominee with respect to a Global Note, and to the Holder or its nominee with respect to a Definitive Note; provided, further, that in the case of a Definitive Note (1) the Holder thereof shall have provided written wiring instructions to the Trustee on or before the related Regular Record Date and (2) if appropriate instructions for any such wire transfer are not received by the related Regular Record Date, then such payment shall be made by check mailed to the address of the Holder specified in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

A-5-2

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

ABBVIE INC.

By:
Name:

A-5-3

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Name:
Title:

A-5-4

[FORM OF ]REVERSE OF SECURITY

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of November 8, 2012, as it may be supplemented or amended from time to time (herein called the “Indenture”), between the Company and U.S. Bank Trust Company, National Association, as successor-in-interest to U.S. Bank National Association, as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and Supplemental Indenture No. 13, dated as of August 18, 2026 (herein called the “Supplemental Indenture”), between the Company and the Trustee, to which Indenture, Supplemental Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities of this series and of the terms upon which the Securities of this series are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, in an initial aggregate principal amount of $1,250,000,000.

At any time prior to the Par Call Date (as defined below), the Company may redeem the Securities of this series at its option, in whole or in part, at any time and from time to time, at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming such Securities matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 10 basis points, less (b) interest accrued to the date of redemption, and

(2) 100% of the principal amount of the Securities of this series to be redeemed,

plus, in either case, accrued and unpaid interest thereon to the Redemption Date.

On or after the Par Call Date, the Company may redeem the Securities of this series, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the Securities of this series being redeemed plus accrued and unpaid interest thereon to the Redemption Date.

“Par Call Date” means July 15, 2033 (the date that is two (2) months prior to the maturity date of the Securities of this series).

“Treasury Rate” means, with respect to any Redemption Date for Securities of this series, the yield applicable to this series of Securities determined by the Company in accordance with the following two paragraphs. The Treasury Rate applicable to this series of Securities shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third New York Business Day preceding such Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) — H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities — Treasury constant maturities — Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the applicable Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from such Redemption Date to the applicable Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields — one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life — and shall interpolate to the applicable Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from such redemption date.

A-5-5

If on the third New York Business Day preceding such Redemption Date, H.15 TCM is no longer published, the Company shall calculate the applicable Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second New York Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the applicable Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time.

In determining the applicable Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

No Securities of this series of a principal amount of $2,000 or less will be redeemed in part. For so long as the Securities are held by The Depository Trust Company (or another depositary), the redemption of the Securities shall be done in accordance with the policies and procedures of the applicable depositary.

“New York Business Day” means any calendar day that is not a Saturday, Sunday or legal holiday in New York, New York and on which commercial banks are open for business in New York, New York.

If the Company (i) publicly announces that the Acquisition Agreement (as defined below) has been terminated prior to the consummation of the Specified Acquisition (as defined below), or (ii) notifies the Trustee in writing that it will not pursue the consummation of the Specified Acquisition (the earliest date of any such announcement or notification, the “Special Mandatory Redemption Trigger Date”), the Company shall redeem all and not less than all of the Securities of this series then Outstanding (such redemption, the “Special Mandatory Redemption”) by a date no later than ten (10) Business Days after the Special Mandatory Redemption Trigger Date (the “Special Mandatory Redemption End Date”) at a redemption price equal to 101% of the principal amount of the Securities of this series to be redeemed plus accrued and unpaid interest thereon to, but excluding, the Special Mandatory Redemption Date (the “Special Mandatory Redemption Price”).

A-5-6

If the Company becomes obligated to redeem the Securities of this series pursuant to the foregoing paragraph, the Company shall promptly, and in any event not more than five (5) Business Days after the Special Mandatory Redemption Trigger Date, deliver notice to the Trustee of the Special Mandatory Redemption and the date upon which the Securities of this series shall be redeemed (the “Special Mandatory Redemption Date”), which shall be no later than the Special Mandatory Redemption End Date. The Trustee shall then promptly, and in any event not more than one (1) Business Day after receipt of such notice, deliver notice of the Special Mandatory Redemption and the Special Mandatory Redemption Date to each Holder of the Securities of this series at its registered address. Unless the Company defaults in payment of the Special Mandatory Redemption Price, on and after such Special Mandatory Redemption Date, interest shall cease to accrue on the Securities of this series and the Indenture shall be discharged and cease to be of further effect as to all Securities of this series.

Notwithstanding the foregoing, installments of interest on the Securities of this series that are due and payable on Interest Payment Dates falling on or prior to the Special Mandatory Redemption Date shall be payable on such Interest Payment Dates to the registered Holders as of the close of business on the relevant record dates in accordance with the Securities of this series and the Indenture.

“Acquisition Agreement” means the definitive agreement of the Company providing for the Specified Acquisition.

“Specified Acquisition” means the acquisition of Apogee Therapeutics, Inc. by the Company or any of its subsidiaries.

The Securities of this series do not provide for a sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein. Sections 13.2 and 13.3 of the Indenture apply to the Securities of this series.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding of any series, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture or Supplemental Indenture and no provision of this Security or of the Indenture or Supplemental Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

A-5-7

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any registration of transfer or exchange of the Notes, but the Company or the Security Registrar may require payment of a sum sufficient to cover any transfer tax, assessments, or similar governmental charge payable in connection therewith (other than any such transfer taxes, assessments or similar governmental charge payable upon exchange or transfer pursuant to Sections 9.6 or 11.7 of the Indenture).

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee will treat the Person in whose name this Security is registered as the owner hereof for the purpose of receiving payments and for all other purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture and Supplemental Indenture shall have the meanings assigned to them in the Indenture and Supplemental Indenture.

THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

This Security is a Book-Entry Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depository or a nominee of a Depository. This Security is exchangeable for Securities registered in the name of a person other than the Depository or its nominee only in the limited circumstances described in the Indenture and may not be transferred except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository.

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A-5-8

CERTIFICATE TO BE DELIVERED UPON EXCHANGE
OR REGISTRATION OF TRANSFER OF SECURITIES

This Certificate relates to $              principal amount of Securities held in (check applicable space)       book-entry or      definitive form by                        (the “Transferor”).

The Transferor (check one box below):

☐	has requested the Trustee by written order to deliver in exchange for its beneficial interest in the global Security held by the Depository a Security or Securities in definitive, registered form of authorized denominations in an aggregate principal amount equal to its beneficial interest in such global Security (or the portion thereof indicated above); or

☐	has requested the Trustee by written order to exchange or register the transfer of a Security or Securities.

[INSERT NAME OF TRANSFEROR]

Dated:

By:

A-5-9

SCHEDULE OF EXCHANGES

The following exchanges, redemptions or purchases of a part of this Book-Entry Security have been made:

Date of Exchange/ Redemption/ Repurchase	Amount of decrease in Principal Amount of this Book-Entry Security	Amount of increase in Principal Amount of this Book- Entry Security	Principal Amount of this Book-Entry Security following such decrease (or increase)	Signature of authorized signatory of Trustee

A-5-10

ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                                as agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature*:

By:
Name:
Title:

Sign exactly as your name appears on the other side of this Security.

*Signature Guaranteed:

*NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in Security Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

A-5-11

EXHIBIT A6

ABBVIE INC.

[Form of ]5.300% Senior Notes due 2036

No. [•]	$[•]

CUSIP No: 00287Y EQ8

ISIN No: US00287YEQ89

This Security is a Security in a global form within the meaning of the Indenture hereinafter referred to and is registered in the name of the Depository or a nominee of the Depository. This global Security is exchangeable for Securities registered in the name of a Person other than the Depository or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository) may be registered except in such limited circumstances.

Unless this Security is presented by an authorized representative of The Depository Trust Company to the issuer or its agent for registration of transfer, exchange or payment, and any Security issued upon registration of transfer of, or in exchange for, or in lieu of, this Security is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

ABBVIE INC.

ABBVIE INC., a corporation duly organized and existing under the laws of Delaware (herein called the “Company,” which term includes any successor Person under the Indenture and Supplemental Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the principal sum of [•] Dollars ($[•]), or such other principal sum as may be indicated on the Schedule of Exchanges attached hereto, on September 15, 2036 and to pay interest thereon from August 18, 2026 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on March 15 and September 15 in each year, commencing March 15, 2027, at the rate of 5.300% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the date that is fifteen (15) calendar days prior to the relevant Interest Payment Date (whether or not a Business Day). Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than ten (10) days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

A-6-1

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose in St. Paul, Minnesota, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by (1) check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (2) wire transfer as directed by the Holder, in immediately available funds to an account maintained by the Depository or its nominee with respect to a Global Note, and to the Holder or its nominee with respect to a Definitive Note; provided, further, that in the case of a Definitive Note (1) the Holder thereof shall have provided written wiring instructions to the Trustee on or before the related Regular Record Date and (2) if appropriate instructions for any such wire transfer are not received by the related Regular Record Date, then such payment shall be made by check mailed to the address of the Holder specified in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

A-6-2

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

ABBVIE INC.

By:
Name:
Title:

A-6-3

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Name:
Title:

A-6-4

[FORM OF ]REVERSE OF SECURITY

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of November 8, 2012, as it may be supplemented or amended from time to time (herein called the “Indenture”), between the Company and U.S. Bank Trust Company, National Association, as successor-in-interest to U.S. Bank National Association, as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and Supplemental Indenture No. 13, dated as of August 18, 2026 (herein called the “Supplemental Indenture”), between the Company and the Trustee, to which Indenture, Supplemental Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities of this series and of the terms upon which the Securities of this series are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, in an initial aggregate principal amount of $1,500,000,000.

At any time prior to the Par Call Date (as defined below), the Company may redeem the Securities of this series at its option, in whole or in part, at any time and from time to time, at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming such Securities matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points, less (b) interest accrued to the date of redemption, and

(2) 100% of the principal amount of the Securities of this series to be redeemed,

plus, in either case, accrued and unpaid interest thereon to the Redemption Date.

On or after the Par Call Date, the Company may redeem the Securities of this series, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the Securities of this series being redeemed plus accrued and unpaid interest thereon to the Redemption Date.

“Par Call Date” means June 15, 2036 (the date that is three (3) months prior to the maturity date of the Securities of this series).

“Treasury Rate” means, with respect to any Redemption Date for Securities of this series, the yield applicable to this series of Securities determined by the Company in accordance with the following two paragraphs. The Treasury Rate applicable to this series of Securities shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third New York Business Day preceding such Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) — H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities — Treasury constant maturities — Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the applicable Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from such Redemption Date to the applicable Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields — one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life — and shall interpolate to the applicable Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from such redemption date.

A-6-5

If on the third New York Business Day preceding such Redemption Date, H.15 TCM is no longer published, the Company shall calculate the applicable Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second New York Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the applicable Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time.

In determining the applicable Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

No Securities of this series of a principal amount of $2,000 or less will be redeemed in part. For so long as the Securities are held by The Depository Trust Company (or another depositary), the redemption of the Securities shall be done in accordance with the policies and procedures of the applicable depositary.

“New York Business Day” means any calendar day that is not a Saturday, Sunday or legal holiday in New York, New York and on which commercial banks are open for business in New York, New York.

If the Company (i) publicly announces that the Acquisition Agreement (as defined below) has been terminated prior to the consummation of the Specified Acquisition (as defined below), or (ii) notifies the Trustee in writing that it will not pursue the consummation of the Specified Acquisition (the earliest date of any such announcement or notification, the “Special Mandatory Redemption Trigger Date”), the Company shall redeem all and not less than all of the Securities of this series then Outstanding (such redemption, the “Special Mandatory Redemption”) by a date no later than ten (10) Business Days after the Special Mandatory Redemption Trigger Date (the “Special Mandatory Redemption End Date”) at a redemption price equal to 101% of the principal amount of the Securities of this series to be redeemed plus accrued and unpaid interest thereon to, but excluding, the Special Mandatory Redemption Date (the “Special Mandatory Redemption Price”).

A-6-6

If the Company becomes obligated to redeem the Securities of this series pursuant to the foregoing paragraph, the Company shall promptly, and in any event not more than five (5) Business Days after the Special Mandatory Redemption Trigger Date, deliver notice to the Trustee of the Special Mandatory Redemption and the date upon which the Securities of this series shall be redeemed (the “Special Mandatory Redemption Date”), which shall be no later than the Special Mandatory Redemption End Date. The Trustee shall then promptly, and in any event not more than one (1) Business Day after receipt of such notice, deliver notice of the Special Mandatory Redemption and the Special Mandatory Redemption Date to each Holder of the Securities of this series at its registered address. Unless the Company defaults in payment of the Special Mandatory Redemption Price, on and after such Special Mandatory Redemption Date, interest shall cease to accrue on the Securities of this series and the Indenture shall be discharged and cease to be of further effect as to all Securities of this series.

Notwithstanding the foregoing, installments of interest on the Securities of this series that are due and payable on Interest Payment Dates falling on or prior to the Special Mandatory Redemption Date shall be payable on such Interest Payment Dates to the registered Holders as of the close of business on the relevant record dates in accordance with the Securities of this series and the Indenture.

“Acquisition Agreement” means the definitive agreement of the Company providing for the Specified Acquisition.

“Specified Acquisition” means the acquisition of Apogee Therapeutics, Inc. by the Company or any of its subsidiaries.

The Securities of this series do not provide for a sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein. Sections 13.2 and 13.3 of the Indenture apply to the Securities of this series.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding of any series, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture or Supplemental Indenture and no provision of this Security or of the Indenture or Supplemental Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

A-6-7

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any registration of transfer or exchange of the Notes, but the Company or the Security Registrar may require payment of a sum sufficient to cover any transfer tax, assessments, or similar governmental charge payable in connection therewith (other than any such transfer taxes, assessments or similar governmental charge payable upon exchange or transfer pursuant to Sections 9.6 or 11.7 of the Indenture).

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee will treat the Person in whose name this Security is registered as the owner hereof for the purpose of receiving payments and for all other purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture and Supplemental Indenture shall have the meanings assigned to them in the Indenture and Supplemental Indenture.

THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

This Security is a Book-Entry Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depository or a nominee of a Depository. This Security is exchangeable for Securities registered in the name of a person other than the Depository or its nominee only in the limited circumstances described in the Indenture and may not be transferred except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository.

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A-6-8

CERTIFICATE TO BE DELIVERED UPON EXCHANGE
OR REGISTRATION OF TRANSFER OF SECURITIES

This Certificate relates to $              principal amount of Securities held in (check applicable space)       book-entry or      definitive form by                        (the “Transferor”).

The Transferor (check one box below):

☐	has requested the Trustee by written order to deliver in exchange for its beneficial interest in the global Security held by the Depository a Security or Securities in definitive, registered form of authorized denominations in an aggregate principal amount equal to its beneficial interest in such global Security (or the portion thereof indicated above); or

☐	has requested the Trustee by written order to exchange or register the transfer of a Security or Securities.

[INSERT NAME OF TRANSFEROR]

Dated:

By:

A-6-9

SCHEDULE OF EXCHANGES

The following exchanges, redemptions or purchases of a part of this Book-Entry Security have been made:

Date of Exchange/ Redemption/ Repurchase	Amount of decrease in Principal Amount of this Book-Entry Security	Amount of increase in Principal Amount of this Book- Entry Security	Principal Amount of this Book-Entry Security following such decrease (or increase)	Signature of authorized signatory of Trustee

A-6-10

ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                                as agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature*:

By:
Name:
Title:

Sign exactly as your name appears on the other side of this Security.

*Signature Guaranteed:

*NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in Security Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

A-6-11

EXHIBIT A7

ABBVIE INC.

[Form of ]5.450% Senior Notes due 2038

No. [•]	$[•]

CUSIP No: 00287Y ER6

ISIN No: US00287YER62

This Security is a Security in a global form within the meaning of the Indenture hereinafter referred to and is registered in the name of the Depository or a nominee of the Depository. This global Security is exchangeable for Securities registered in the name of a Person other than the Depository or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository) may be registered except in such limited circumstances.

Unless this Security is presented by an authorized representative of The Depository Trust Company to the issuer or its agent for registration of transfer, exchange or payment, and any Security issued upon registration of transfer of, or in exchange for, or in lieu of, this Security is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

ABBVIE INC.

ABBVIE INC., a corporation duly organized and existing under the laws of Delaware (herein called the “Company,” which term includes any successor Person under the Indenture and Supplemental Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the principal sum of [•] Dollars ($[•]), or such other principal sum as may be indicated on the Schedule of Exchanges attached hereto, on September 15, 2038 and to pay interest thereon from August 18, 2026 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on March 15 and September 15 in each year, commencing March 15, 2027, at the rate of 5.450% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the date that is fifteen (15) calendar days prior to the relevant Interest Payment Date (whether or not a Business Day). Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than ten (10) days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

A-7-1

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose in St. Paul, Minnesota, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by (1) check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (2) wire transfer as directed by the Holder, in immediately available funds to an account maintained by the Depository or its nominee with respect to a Global Note, and to the Holder or its nominee with respect to a Definitive Note; provided, further, that in the case of a Definitive Note (1) the Holder thereof shall have provided written wiring instructions to the Trustee on or before the related Regular Record Date and (2) if appropriate instructions for any such wire transfer are not received by the related Regular Record Date, then such payment shall be made by check mailed to the address of the Holder specified in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

A-7-2

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

ABBVIE INC.

By:
Name:

A-7-3

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Name:
Title:

A-7-4

[FORM OF ]REVERSE OF SECURITY

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of November 8, 2012, as it may be supplemented or amended from time to time (herein called the “Indenture”), between the Company and U.S. Bank Trust Company, National Association, as successor-in-interest to U.S. Bank National Association, as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and Supplemental Indenture No. 13, dated as of August 18, 2026 (herein called the “Supplemental Indenture”), between the Company and the Trustee, to which Indenture, Supplemental Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities of this series and of the terms upon which the Securities of this series are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, in an initial aggregate principal amount of $1,000,000,000.

At any time prior to the Par Call Date (as defined below), the Company may redeem the Securities of this series at its option, in whole or in part, at any time and from time to time, at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming such Securities matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points, less (b) interest accrued to the date of redemption, and

(2) 100% of the principal amount of the Securities of this series to be redeemed,

plus, in either case, accrued and unpaid interest thereon to the Redemption Date.

On or after the Par Call Date, the Company may redeem the Securities of this series, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the Securities of this series being redeemed plus accrued and unpaid interest thereon to the Redemption Date.

“Par Call Date” means June 15, 2038 (the date that is three (3) months prior to the maturity date of the Securities of this series).

“Treasury Rate” means, with respect to any Redemption Date for Securities of this series, the yield applicable to this series of Securities determined by the Company in accordance with the following two paragraphs. The Treasury Rate applicable to this series of Securities shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third New York Business Day preceding such Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) — H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities — Treasury constant maturities — Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the applicable Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from such Redemption Date to the applicable Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields — one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life — and shall interpolate to the applicable Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from such redemption date.

A-7-5

If on the third New York Business Day preceding such Redemption Date, H.15 TCM is no longer published, the Company shall calculate the applicable Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second New York Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the applicable Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time.

In determining the applicable Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

No Securities of this series of a principal amount of $2,000 or less will be redeemed in part. For so long as the Securities are held by The Depository Trust Company (or another depositary), the redemption of the Securities shall be done in accordance with the policies and procedures of the applicable depositary.

“New York Business Day” means any calendar day that is not a Saturday, Sunday or legal holiday in New York, New York and on which commercial banks are open for business in New York, New York.

If the Company (i) publicly announces that the Acquisition Agreement (as defined below) has been terminated prior to the consummation of the Specified Acquisition (as defined below), or (ii) notifies the Trustee in writing that it will not pursue the consummation of the Specified Acquisition (the earliest date of any such announcement or notification, the “Special Mandatory Redemption Trigger Date”), the Company shall redeem all and not less than all of the Securities of this series then Outstanding (such redemption, the “Special Mandatory Redemption”) by a date no later than ten (10) Business Days after the Special Mandatory Redemption Trigger Date (the “Special Mandatory Redemption End Date”) at a redemption price equal to 101% of the principal amount of the Securities of this series to be redeemed plus accrued and unpaid interest thereon to, but excluding, the Special Mandatory Redemption Date (the “Special Mandatory Redemption Price”).

A-7-6

If the Company becomes obligated to redeem the Securities of this series pursuant to the foregoing paragraph, the Company shall promptly, and in any event not more than five (5) Business Days after the Special Mandatory Redemption Trigger Date, deliver notice to the Trustee of the Special Mandatory Redemption and the date upon which the Securities of this series shall be redeemed (the “Special Mandatory Redemption Date”), which shall be no later than the Special Mandatory Redemption End Date. The Trustee shall then promptly, and in any event not more than one (1) Business Day after receipt of such notice, deliver notice of the Special Mandatory Redemption and the Special Mandatory Redemption Date to each Holder of the Securities of this series at its registered address. Unless the Company defaults in payment of the Special Mandatory Redemption Price, on and after such Special Mandatory Redemption Date, interest shall cease to accrue on the Securities of this series and the Indenture shall be discharged and cease to be of further effect as to all Securities of this series.

Notwithstanding the foregoing, installments of interest on the Securities of this series that are due and payable on Interest Payment Dates falling on or prior to the Special Mandatory Redemption Date shall be payable on such Interest Payment Dates to the registered Holders as of the close of business on the relevant record dates in accordance with the Securities of this series and the Indenture.

“Acquisition Agreement” means the definitive agreement of the Company providing for the Specified Acquisition.

“Specified Acquisition” means the acquisition of Apogee Therapeutics, Inc. by the Company or any of its subsidiaries.

The Securities of this series do not provide for a sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein. Sections 13.2 and 13.3 of the Indenture apply to the Securities of this series.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding of any series, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture or Supplemental Indenture and no provision of this Security or of the Indenture or Supplemental Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

A-7-7

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any registration of transfer or exchange of the Notes, but the Company or the Security Registrar may require payment of a sum sufficient to cover any transfer tax, assessments, or similar governmental charge payable in connection therewith (other than any such transfer taxes, assessments or similar governmental charge payable upon exchange or transfer pursuant to Sections 9.6 or 11.7 of the Indenture).

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee will treat the Person in whose name this Security is registered as the owner hereof for the purpose of receiving payments and for all other purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture and Supplemental Indenture shall have the meanings assigned to them in the Indenture and Supplemental Indenture.

THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

This Security is a Book-Entry Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depository or a nominee of a Depository. This Security is exchangeable for Securities registered in the name of a person other than the Depository or its nominee only in the limited circumstances described in the Indenture and may not be transferred except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository.

*                *                *

A-7-8

CERTIFICATE TO BE DELIVERED UPON EXCHANGE
OR REGISTRATION OF TRANSFER OF SECURITIES

This Certificate relates to $              principal amount of Securities held in (check applicable space)       book-entry or      definitive form by                        (the “Transferor”).

The Transferor (check one box below):

☐	has requested the Trustee by written order to deliver in exchange for its beneficial interest in the global Security held by the Depository a Security or Securities in definitive, registered form of authorized denominations in an aggregate principal amount equal to its beneficial interest in such global Security (or the portion thereof indicated above); or

☐	has requested the Trustee by written order to exchange or register the transfer of a Security or Securities.

[INSERT NAME OF TRANSFEROR]

Dated:

By:

A-7-9

SCHEDULE OF EXCHANGES

The following exchanges, redemptions or purchases of a part of this Book-Entry Security have been made:

Date of Exchange/ Redemption/ Repurchase	Amount of decrease in Principal Amount of this Book-Entry Security	Amount of increase in Principal Amount of this Book- Entry Security	Principal Amount of this Book-Entry Security following such decrease (or increase)	Signature of authorized signatory of Trustee

A-7-10

ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                                as agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature*:

By:
Name:
Title:

Sign exactly as your name appears on the other side of this Security.

*Signature Guaranteed:

*NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in Security Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

A-7-11

EXHIBIT A8

ABBVIE INC.

[Form of ]6.000% Senior Notes due 2056

No. [•]	$[•]

CUSIP No: 00287Y ES4

ISIN No: US00287YES46

This Security is a Security in a global form within the meaning of the Indenture hereinafter referred to and is registered in the name of the Depository or a nominee of the Depository. This global Security is exchangeable for Securities registered in the name of a Person other than the Depository or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository) may be registered except in such limited circumstances.

Unless this Security is presented by an authorized representative of The Depository Trust Company to the issuer or its agent for registration of transfer, exchange or payment, and any Security issued upon registration of transfer of, or in exchange for, or in lieu of, this Security is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

ABBVIE INC.

ABBVIE INC., a corporation duly organized and existing under the laws of Delaware (herein called the “Company,” which term includes any successor Person under the Indenture and Supplemental Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the principal sum of [•] Dollars ($[•]), or such other principal sum as may be indicated on the Schedule of Exchanges attached hereto, on September 15, 2056 and to pay interest thereon from August 18, 2026 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on March 15 and September 15 in each year, commencing March 15, 2027, at the rate of 6.000% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the date that is fifteen (15) calendar days prior to the relevant Interest Payment Date (whether or not a Business Day). Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than ten (10) days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

A-8-1

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose in St. Paul, Minnesota, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by (1) check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (2) wire transfer as directed by the Holder, in immediately available funds to an account maintained by the Depository or its nominee with respect to a Global Note, and to the Holder or its nominee with respect to a Definitive Note; provided, further, that in the case of a Definitive Note (1) the Holder thereof shall have provided written wiring instructions to the Trustee on or before the related Regular Record Date and (2) if appropriate instructions for any such wire transfer are not received by the related Regular Record Date, then such payment shall be made by check mailed to the address of the Holder specified in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

A-8-2

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

ABBVIE INC.

By:
Name:
Title:

A-8-3

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Name:
Title:

A-8-4

[FORM OF ]REVERSE OF SECURITY

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of November 8, 2012, as it may be supplemented or amended from time to time (herein called the “Indenture”), between the Company and U.S. Bank Trust Company, National Association, as successor-in-interest to U.S. Bank National Association, as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and Supplemental Indenture No. 13, dated as of August 18, 2026 (herein called the “Supplemental Indenture”), between the Company and the Trustee, to which Indenture, Supplemental Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities of this series and of the terms upon which the Securities of this series are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, in an initial aggregate principal amount of $1,500,000,000.

At any time prior to the Par Call Date (as defined below), the Company may redeem the Securities of this series at its option, in whole or in part, at any time and from time to time, at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming such Securities matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points, less (b) interest accrued to the date of redemption, and

(2) 100% of the principal amount of the Securities of this series to be redeemed,

plus, in either case, accrued and unpaid interest thereon to the Redemption Date.

On or after the Par Call Date, the Company may redeem the Securities of this series, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the Securities of this series being redeemed plus accrued and unpaid interest thereon to the Redemption Date.

“Par Call Date” means March 15, 2056 (the date that is six (6) months prior to the maturity date of the Securities of this series).

“Treasury Rate” means, with respect to any Redemption Date for Securities of this series, the yield applicable to this series of Securities determined by the Company in accordance with the following two paragraphs. The Treasury Rate applicable to this series of Securities shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third New York Business Day preceding such Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) — H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities — Treasury constant maturities — Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the applicable Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from such Redemption Date to the applicable Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields — one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life — and shall interpolate to the applicable Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from such redemption date.

A-8-5

If on the third New York Business Day preceding such Redemption Date, H.15 TCM is no longer published, the Company shall calculate the applicable Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second New York Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the applicable Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time.

In determining the applicable Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

No Securities of this series of a principal amount of $2,000 or less will be redeemed in part. For so long as the Securities are held by The Depository Trust Company (or another depositary), the redemption of the Securities shall be done in accordance with the policies and procedures of the applicable depositary.

“New York Business Day” means any calendar day that is not a Saturday, Sunday or legal holiday in New York, New York and on which commercial banks are open for business in New York, New York.

The Securities of this series do not provide for a sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein. Sections 13.2 and 13.3 of the Indenture apply to the Securities of this series.

A-8-6

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding of any series, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture or Supplemental Indenture and no provision of this Security or of the Indenture or Supplemental Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any registration of transfer or exchange of the Notes, but the Company or the Security Registrar may require payment of a sum sufficient to cover any transfer tax, assessments, or similar governmental charge payable in connection therewith (other than any such transfer taxes, assessments or similar governmental charge payable upon exchange or transfer pursuant to Sections 9.6 or 11.7 of the Indenture).

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee will treat the Person in whose name this Security is registered as the owner hereof for the purpose of receiving payments and for all other purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture and Supplemental Indenture shall have the meanings assigned to them in the Indenture and Supplemental Indenture.

THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

This Security is a Book-Entry Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depository or a nominee of a Depository. This Security is exchangeable for Securities registered in the name of a person other than the Depository or its nominee only in the limited circumstances described in the Indenture and may not be transferred except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository.

*                *                *

A-8-7

CERTIFICATE TO BE DELIVERED UPON EXCHANGE
OR REGISTRATION OF TRANSFER OF SECURITIES

This Certificate relates to $              principal amount of Securities held in (check applicable space)       book-entry or      definitive form by                        (the “Transferor”).

The Transferor (check one box below):

☐	has requested the Trustee by written order to deliver in exchange for its beneficial interest in the global Security held by the Depository a Security or Securities in definitive, registered form of authorized denominations in an aggregate principal amount equal to its beneficial interest in such global Security (or the portion thereof indicated above); or

☐	has requested the Trustee by written order to exchange or register the transfer of a Security or Securities.

[INSERT NAME OF TRANSFEROR]

Dated:

By:

A-8-8

SCHEDULE OF EXCHANGES

The following exchanges, redemptions or purchases of a part of this Book-Entry Security have been made:

Date of Exchange/ Redemption/ Repurchase	Amount of decrease in Principal Amount of this Book-Entry Security	Amount of increase in Principal Amount of this Book- Entry Security	Principal Amount of this Book-Entry Security following such decrease (or increase)	Signature of authorized signatory of Trustee

A-8-9

ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                                as agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature*:

By:
Name:
Title:

Sign exactly as your name appears on the other side of this Security.

*Signature Guaranteed:

*NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in Security Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

A-8-10

EXHIBIT A9

ABBVIE INC.

[Form of ]6.100% Senior Notes due 2066

No. [•]	$[•]

CUSIP No: 00287Y ET2

ISIN No: US00287YET29

This Security is a Security in a global form within the meaning of the Indenture hereinafter referred to and is registered in the name of the Depository or a nominee of the Depository. This global Security is exchangeable for Securities registered in the name of a Person other than the Depository or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository) may be registered except in such limited circumstances.

Unless this Security is presented by an authorized representative of The Depository Trust Company to the issuer or its agent for registration of transfer, exchange or payment, and any Security issued upon registration of transfer of, or in exchange for, or in lieu of, this Security is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

ABBVIE INC.

ABBVIE INC., a corporation duly organized and existing under the laws of Delaware (herein called the “Company,” which term includes any successor Person under the Indenture and Supplemental Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the principal sum of [•] Dollars ($[•]), or such other principal sum as may be indicated on the Schedule of Exchanges attached hereto, on September 15, 2066 and to pay interest thereon from August 18, 2026 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on March 15 and September 15 in each year, commencing March 15, 2027, at the rate of 6.100% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the date that is fifteen (15) calendar days prior to the relevant Interest Payment Date (whether or not a Business Day). Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than ten (10) days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

A-9-1

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose in St. Paul, Minnesota, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by (1) check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (2) wire transfer as directed by the Holder, in immediately available funds to an account maintained by the Depository or its nominee with respect to a Global Note, and to the Holder or its nominee with respect to a Definitive Note; provided, further, that in the case of a Definitive Note (1) the Holder thereof shall have provided written wiring instructions to the Trustee on or before the related Regular Record Date and (2) if appropriate instructions for any such wire transfer are not received by the related Regular Record Date, then such payment shall be made by check mailed to the address of the Holder specified in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

A-9-2

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

ABBVIE INC.

By:
Name:
Title:

A-9-3

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Name:
Title:

A-9-4

[FORM OF ]REVERSE OF SECURITY

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of November 8, 2012, as it may be supplemented or amended from time to time (herein called the “Indenture”), between the Company and U.S. Bank Trust Company, National Association, as successor-in-interest to U.S. Bank National Association, as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and Supplemental Indenture No. 13, dated as of August 18, 2026 (herein called the “Supplemental Indenture”), between the Company and the Trustee, to which Indenture, Supplemental Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities of this series and of the terms upon which the Securities of this series are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, in an initial aggregate principal amount of $500,000,000.

At any time prior to the Par Call Date (as defined below), the Company may redeem the Securities of this series at its option, in whole or in part, at any time and from time to time, at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming such Securities matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points, less (b) interest accrued to the date of redemption, and

(2) 100% of the principal amount of the Securities of this series to be redeemed,

plus, in either case, accrued and unpaid interest thereon to the Redemption Date.

On or after the Par Call Date, the Company may redeem the Securities of this series, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the Securities of this series being redeemed plus accrued and unpaid interest thereon to the Redemption Date.

“Par Call Date” means March 15, 2066 (the date that is six (6) months prior to the maturity date of the Securities of this series).

“Treasury Rate” means, with respect to any Redemption Date for Securities of this series, the yield applicable to this series of Securities determined by the Company in accordance with the following two paragraphs. The Treasury Rate applicable to this series of Securities shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third New York Business Day preceding such Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) — H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities — Treasury constant maturities — Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the applicable Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from such Redemption Date to the applicable Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields — one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life — and shall interpolate to the applicable Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from such redemption date.

A-9-5

If on the third New York Business Day preceding such Redemption Date, H.15 TCM is no longer published, the Company shall calculate the applicable Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second New York Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the applicable Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time.

In determining the applicable Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

No Securities of this series of a principal amount of $2,000 or less will be redeemed in part. For so long as the Securities are held by The Depository Trust Company (or another depositary), the redemption of the Securities shall be done in accordance with the policies and procedures of the applicable depositary.

“New York Business Day” means any calendar day that is not a Saturday, Sunday or legal holiday in New York, New York and on which commercial banks are open for business in New York, New York.

The Securities of this series do not provide for a sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein. Sections 13.2 and 13.3 of the Indenture apply to the Securities of this series.

A-9-6

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding of any series, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture or Supplemental Indenture and no provision of this Security or of the Indenture or Supplemental Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any registration of transfer or exchange of the Notes, but the Company or the Security Registrar may require payment of a sum sufficient to cover any transfer tax, assessments, or similar governmental charge payable in connection therewith (other than any such transfer taxes, assessments or similar governmental charge payable upon exchange or transfer pursuant to Sections 9.6 or 11.7 of the Indenture).

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee will treat the Person in whose name this Security is registered as the owner hereof for the purpose of receiving payments and for all other purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture and Supplemental Indenture shall have the meanings assigned to them in the Indenture and Supplemental Indenture.

THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

This Security is a Book-Entry Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depository or a nominee of a Depository. This Security is exchangeable for Securities registered in the name of a person other than the Depository or its nominee only in the limited circumstances described in the Indenture and may not be transferred except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository.

*                *                *

A-9-7

CERTIFICATE TO BE DELIVERED UPON EXCHANGE
OR REGISTRATION OF TRANSFER OF SECURITIES

This Certificate relates to $              principal amount of Securities held in (check applicable space)       book-entry or      definitive form by                        (the “Transferor”).

The Transferor (check one box below):

☐	has requested the Trustee by written order to deliver in exchange for its beneficial interest in the global Security held by the Depository a Security or Securities in definitive, registered form of authorized denominations in an aggregate principal amount equal to its beneficial interest in such global Security (or the portion thereof indicated above); or

☐	has requested the Trustee by written order to exchange or register the transfer of a Security or Securities.

[INSERT NAME OF TRANSFEROR]

Dated:

By:

A-9-8

SCHEDULE OF EXCHANGES

The following exchanges, redemptions or purchases of a part of this Book-Entry Security have been made:

Date of Exchange/ Redemption/ Repurchase	Amount of decrease in Principal Amount of this Book-Entry Security	Amount of increase in Principal Amount of this Book- Entry Security	Principal Amount of this Book-Entry Security following such decrease (or increase)	Signature of authorized signatory of Trustee

A-9-9

ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                                as agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature*:

By:
Name:
Title:

Sign exactly as your name appears on the other side of this Security.

*Signature Guaranteed:

*NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in Security Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

A-9-10